APPENDIX A
         SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                       SECOND AMENDED DECLARATION OF TRUST
                                       FOR
                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                                 APRIL 21, 2003







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
                                TABLE OF CONTENTS

ARTICLE I; DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
ARTICLE II; THE TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  2.1.  Management of the Trust. . . . . . . . . . . . . . . . . . . . . . .   6
  2.2.  Initial Trustees; Election and Number of Trustees. . . . . . . . . .   6
  2.3.  Term of Office of Trustees . . . . . . . . . . . . . . . . . . . . .   6
  2.4.  Vacancies; Appointment of Trustees . . . . . . . . . . . . . . . . .   6
  2.5.  Temporary Vacancy or Absence . . . . . . . . . . . . . . . . . . . .   6
  2.6.  Chairman . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  2.7.  Action by the Trustees . . . . . . . . . . . . . . . . . . . . . . .   6
  2.8.  Ownership of Trust Property. . . . . . . . . . . . . . . . . . . . .   7
  2.9.  Effect of Trustees Not Serving . . . . . . . . . . . . . . . . . . .   7
  2.10.  Trustees, etc. as Shareholders. . . . . . . . . . . . . . . . . . .   7
  2.11.  Compensation of the Trustees. . . . . . . . . . . . . . . . . . . .   7
ARTICLE III; POWERS OF THE TRUSTEES. . . . . . . . . . . . . . . . . . . . .   7
  3.1.  Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
  3.2.  Certain Transactions . . . . . . . . . . . . . . . . . . . . . . . .   9
ARTICLE IV; SHARES; SERIES . . . . . . . . . . . . . . . . . . . . . . . . .   9
  4.1.  Establishment of Series of the Shares. . . . . . . . . . . . . . . .   9
  4.2.  Purchase of the Shares . . . . . . . . . . . . . . . . . . . . . . .  10
  4.3.  Properties of the Shares, Records, etc . . . . . . . . . . . . . . .  10
  4.4.  Register of Shares; Certificates . . . . . . . . . . . . . . . . . .  10
  4.5.  Restrictions on Transfer of the Shares . . . . . . . . . . . . . . .  10
  4.6.  Status of Shares; Limitation of Shareholder Liability. . . . . . . .  10
  4.7.  Issuance of Series of the Shares . . . . . . . . . . . . . . . . . .  10
  4.8.  The Founders Shares. . . . . . . . . . . . . . . . . . . . . . . . .  11
  4.9.  The Investor Shares. . . . . . . . . . . . . . . . . . . . . . . . .  12
  4.10.  Insurance Covering Investor Shares. . . . . . . . . . . . . . . . .  12
  4.11  The Insurance Policy . . . . . . . . . . . . . . . . . . . . . . . .  13
ARTICLE V; DISTRIBUTIONS, REDEMPTIONS, AND EXPENSES. . . . . . . . . . . . .  13
  5.1.  Calculation of Quarterly Income and Payment of Expenses. . . . . . .  13
  5.2.  Distributions to the Shareholders of the Investor Shares . . . . . .  14
  5.3.  Distributions to the Shareholders of the Founders Shares . . . . . .  14
  5.4.  Additional Distributions to the Shareholders of the Investor Shares.  14
  5.5.  Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  5.6.  Redemption of the Founders Shares. . . . . . . . . . . . . . . . . .  14
  5.7.  Redemption of the Investor Shares. . . . . . . . . . . . . . . . . .  14
  5.8.  Requested Redemption by the Trust. . . . . . . . . . . . . . . . . .  15
  5.9.  Determination of Net Asset Value per Share . . . . . . . . . . . . .  15
  5.10.  Suspension of Right of Redemption . . . . . . . . . . . . . . . . .  15
ARTICLE VI; SHAREHOLDERS' VOTING POWERS AND MEETINGS . . . . . . . . . . . .  15
  6.1.  Voting Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  6.2.  Meetings of Shareholders . . . . . . . . . . . . . . . . . . . . . .  16
  6.3.  Quorum; Required Vote. . . . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE VII; CONTRACTS WITH SERVICE PROVIDERS. . . . . . . . . . . . . . . .  16
  7.1.  Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . .  16
  7.2.  Principal Underwriter. . . . . . . . . . . . . . . . . . . . . . . .  16
  7.3.  Transfer Agency, Shareholder Services, and Administration Agreements  16
  7.4.  Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  7.5.  Parties to Contracts with Service Providers. . . . . . . . . . . . .  17
ARTICLE VIII; LIMITATION OF LIABILITY AND INDEMNIFICATION. . . . . . . . . .  17
  8.1.  Limitation of Liability. . . . . . . . . . . . . . . . . . . . . . .  17
  8.2.  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  8.3.  Indemnification of Shareholders. . . . . . . . . . . . . . . . . . .  18


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ARTICLE IX; MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .  19
  9.1.  Trust Not a Partnership. . . . . . . . . . . . . . . . . . . . . . .  19
  9.2.  Trustee Action; Expert Advice; No Bond or Surety . . . . . . . . . .  19
  9.3.  Record Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  9.4.  Termination of the Trust . . . . . . . . . . . . . . . . . . . . . .  19
  9.5.  Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  9.6.  Declaration of Trust . . . . . . . . . . . . . . . . . . . . . . . .  20
  9.7.  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  9.8.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  9.9.  Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  9.10.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                       SECOND AMENDED DECLARATION OF TRUST
                                       FOR
                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST


     THIS SECOND AMENDED DECLARATION OF TRUST is made by the undersigned trustees (the "Trustees") on April 21, 2003, to establish a business trust (the "Trust") for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed IN TRUST pursuant to this Declaration of Trust. The name of the Trust created by this Declaration of Trust shall continue to be "The People's Avenger Fund."

                                    ARTICLE I
                                   DEFINITIONS

     Unless  otherwise  provided  or  required  by  the  context:

     1.1. "Bylaws" means the Bylaws of the Trust adopted by the Trustees, as amended from time to time.

     1.2. "Certificate of Trust" means the Certificate of Trust filed with the Secretary of State of the State of Nevada, as required by Section 88A.210 of the NRS.

     1.3. "Commission," "Interested Person," and "Principal Underwriter" have the meanings provided in the Investment Company Act.

     1.4.     "Covered  Person" means a person so defined in Section 8.2 hereof.

     1.5. "Forward Commitment" means a system developed by investment banks of syndicating or "laying-off" the difference between the funds needed by issuers and the funds the investment banks can make available without exceeding their regulatory limits and those limits imposed by their own corporate polices. Generally, after becoming aware that the value of an upcoming transaction for one of its clients will exceed such limits, an investment bank will begin contacting additional financial institutions in order to obtain commitments, the "Forward Commitments," from such entities to provide the funds necessary to cover all or a portion of the required funds the investment bank cannot provide due to such limits. A Forward Commitment has the effect of satisfying the regulations necessary to permit the primary investment bank to handle the transaction. In essence, the Forward Commitment is an agreement to purchase the debt securities being offered, if the investment bank cannot otherwise place them.

     1.6. "Fund Expense Account" means the account designated by a reference such as the "Fund Expense Account at [name of Qualified Bank] Bank" established by the Trustees, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Trust. All income of the Trust generated with respect to our agreement to purchase the registered debt securities described in this Agreement, any of the Permitted Investments, or any Qualified Bank's money market accounts will be deposited into the Fund Expense Account. Moreover, all distributions of Quarterly Income will be paid out of the Fund Expense Account.

     1.7. "Fund Investor Account" means the account designated by a reference such as the "Fund Investor Account at [name of Qualified Bank] Bank" established by the Trustees, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Trust. All amounts received by the Trust with respect to the purchase of Investor Shares will be placed in the Fund Investor Account. The only expenses to be paid out of the Fund Investor Account will be the premiums for insurance covering the Investor Shares, for those shareholders electing to purchase such insurance, the Insured Shareholders. Any such insurance premiums will be charged to the account of an Insured Shareholder of Investor Shares specifically electing to purchase such insurance coverage.

     1.8. "Insured Shareholder" means a Shareholder who has elected to purchase insurance from an Insurer.

     1.9. "Insurer" means any insurance company which has agreed to write an insurance policy that will insure against any failure of the Trust to return all of the principal investment to the investor upon redemption of his Investor Shares, as may be requested by a purchaser of the Investor Shares. Any insurance covering an Investor


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Share  must  be  written  by  an insurance company licensed to provide insurance within  the  United  States  and must have an A.M. Best rating of "A" or higher.

     1.10. "Investor Returns" means, for each of the Investor Shares, an amount of cash actually earned resulting from the "best efforts" of the Trustees under this Declaration of Trust, which shall be distributable as provided in this Declaration of Trust. As used herein, "best efforts" means that the Trustees will do their best to generate earnings for each Shareholder of an Investor Share, but do not guarantee that there will be any Investor Returns.

     1.11. "Majority Shareholder Vote" means "the vote of a majority of the outstanding voting securities" as defined in the Investment Company Act.

     1.12. "Net Asset Value per Share" means the net asset value of each Series of the Trust, determined as provided in Section 5.9 hereof.

     1.13. "NRS" means Chapter 88A of the Nevada Revised Statutes entitled "Business Trusts," as amended, from time to time.

     1.14. "Outstanding Shares" means Shares shown on the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust.

     1.15. "Permitted Investments" mean debt securities which satisfy all of the following criteria:

          (a) The securities are issued by an entity having, at the time the Forward Commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investors Service, or the equivalent rating of any other recognized rating service;

          (b)     The  securities are registered pursuant to the Securities Act;

          (c) The Trust must not be deemed to be an affiliate of the issuer of the securities, as that term is defined in the Securities Act;

          (d) On the date that the securities are electronically delivered by their underwriter to the Trust, the securities (i) have a yield to maturity of at least 350 basis points higher per annum than the 10 year U.S. Treasury market rate on such date; or (ii) provide a yield to maturity of 200 basis points higher per annum than the market rate for such security class on the day of delivery, whichever is greater; and

          (e) The securities (i) do not bear interest only, and (ii) do not have a final maturity of more than 10 years.

     1.16. "Other Qualified Investments" mean investments the Trust may make in a Qualified Bank's money market accounts to the extent that the cash of the Trust is not invested in the Permitted Investments, as follows:

          (a) In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours, excluding weekends and U.S. bank holidays, for an amount equal to or greater than the amount paid for such obligations; or

          (b) Provided the Trust shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

     1.17. "Qualified Bank" means any bank selected by the Trustees, which satisfies all of the following criteria:

          (a) Such bank maintains a rating of at least "A-1" by Standard & Poor's Corporation, "P1" by Moody's Investor's Service, or an equivalent rating of a recognized rating service;

          (b)     Such bank satisfies all requirements of the Investment Company
Act;

          (c)     Such  bank  maintains  a  trust  department;

          (d) Such bank maintains a securities department or owns a securities company;

          (e) Such bank has not failed to honor a Forward Commitment or any similar obligation at any time; and

          (f)     Such  bank  is  acceptable  to  the  Insurer.

     The Qualified Bank initially designated by the Trustees is Wells Fargo, whose address is 1300 Southwest 5th Avenue, Suite 1500, Portland, Oregon 97208, telephone (503) 886-3139. However, if an Insurer requires the Trust to use a different Qualified Bank, any such Qualified Bank must meet the qualifications for a Qualified Bank specified herein. The term Qualified Bank shall also include any registered broker dealer primary securities firm with self-clearing and Fed-wire capabilities, provided such firm has a Fitch rating of "A+" or better, and maintains Securities Investor Protection Corporation insurance coverage, or equivalent coverage.

     1.18. "Quarterly Income" means, for the applicable quarterly period, the total of:

          (a)     The  Standstill  Income  for  such  period;  and

          (b) All income generated from the investment transactions entered into by the Trustees during such period, as permitted herein.

     1.19. "Series" means a series of Shares established pursuant to Article IV hereof.

     1.20.     "Shareholder"  means  a  record  owner  of  Outstanding  Shares.

     1.21. "Shares" means the equal proportionate Shares of interest into which the beneficial interest of each Series is divided from time to time (including whole Shares and fractions of Shares).

     1.22. "Standstill Income" means all income generated though the investment of cash contained in the Fund Expense Account as provided in Section 4.8(c) hereof.

     1.23. The "Securities Act" means the Securities Act of 1933, as amended from time to time.

     1.24. The "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

     1.25. "Trust" means The People's Avenger Fund Business Trust, established hereby.

     1.26. "Trustees" means the persons who have signed this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II hereof, in all cases in their capacities as Trustees hereunder.

     1.27. "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or by the Trustees on behalf of the Trust or any Series.

                                   ARTICLE II
                                  THE TRUSTEES

     2.1.     Management  of  the  Trust.  The business and affairs of the Trust
              --------------------------
shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

     2.2.     Initial  Trustees;  Election  and Number of Trustees.  The initial
              ----------------------------------------------------
Trustees shall be the persons initially signing this Declaration of Trust. The number of Trustees (other than the initial Trustees) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least one Trustee. The Shareholders shall elect the Trustees (other than the initial Trustees) on such dates as the Trustees may fix from time to time.

     2.3.     Term  of  Office  of Trustees.  Each Trustee shall hold office for
              -----------------------------
one year or until his successor is elected or the Trust terminates; except that:

          (a) Any Trustee may resign by delivering to the other Trustees or to any officer of the Trust a written resignation effective upon such delivery or a later date specified therein;

          (b) Any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal;

          (c) Any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and

          (d) Any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     2.4.     Vacancies;  Appointment  of  Trustees.  Whenever  a  vacancy shall
              -------------------------------------
exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the Investment Company Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a Trustee, or an increase in the number of the Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to
Section  16(a)  of  the  Investment  Company  Act.

     2.5.     Temporary  Vacancy or Absence.  Whenever a vacancy in the Board of
              -----------------------------
Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive.

     2.6.     Chairman.  The  Trustees  shall appoint one of their numbers to be
              --------
Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be authorized to execute the policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

     2.7.     Action  by  the Trustees.  The Trustees shall act by majority vote
              ------------------------
at a meeting duly called (including at a telephonic meeting, unless the Investment Company Act requires that a particular action be taken only at a meeting of the Trustees in person) at which a quorum is present or by written consent of a majority of the Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all Trustees meetings shall be given to each Trustee by telephone, facsimile, e-mail, or other electronic mechanism sent to his home or business address at least 24 hours in advance of the meeting or by written notice mailed to his home or business address at least 72 hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the Investment Company Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile, e-mail, or other similar electronic mechanism.

     2.8.     Ownership  of Trust Property.  The Trust Property of the Trust and
              ----------------------------
of each Series shall be held separate and apart from any assets now or hereafter held in any capacity, other than as Trustee hereunder, by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No
Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV hereof, a proportionate undivided beneficial interest in the Trust or Series represented by the Shares.

     2.9.     Effect  of  Trustees  Not  Serving.  The  death,  resignation,
              ----------------------------------
retirement, removal, incapacity, or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

     2.10.     Trustees,  etc.  as Shareholders.  Subject to any restrictions in
               --------------------------------
the Bylaws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of the Shares to the same extent as any other Shareholder; the Trustees may issue and sell the Shares to and buy the Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

     2.11.     Compensation  of  the  Trustees.  The  Trustees  will  receive
               -------------------------------
compensation from the Trust equal to the difference between the actual liabilities, expenses and costs of the Trust and 0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in the Trust's operational account, the Fund Expense Account, and the Fund Investor Account. If the liabilities, expenses and costs of the Trust, other than the compensation due to the Trustees, exceed 0.5 percent per quarter, the Trustees shall receive no compensation for that quarter. Any compensation payable to the Trustees will be paid only out of the Fund Expense Account and only to the extent that the Trust has Quarterly Income. The Chairman of the Board of Trustees shall determine the distribution of the Trustees' compensation among the Trustees.

     Notwithstanding anything herein contained to the contrary, the Trustees will not be entitled to any compensation from the Trust until all investors who have paid insurance premiums with respect to their Investor Shares have been reimbursed for all such insurance premiums out of the Quarterly Income. Any expenses of the Trust related to any offering of the Shares to investors under the Securities Act will be paid out of any compensation which may be due to the Trustees. The Investor Shares will not be charged with any such expenses. In the event that any such expenses are incurred and there is insufficient Trustees' compensation or no Trustees' compensation then due from which such expenses can be paid, the Shareholders of the Founders Shares will pay any such expenses.

                                   ARTICLE III
                             POWERS OF THE TRUSTEES

     3.1.     Powers.  The  Trustees in all instances, and subject to all of the
              ------
provisions of this Declaration of Trust and the Bylaws, shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, except as may be otherwise provided herein, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust, and to dispose of the same. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein, the Investment Company Act, the Bylaws, or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

          (a) To make the investments of the Trust Property as permitted herein. Except as provided in Sections 4.8 and 4.9 hereof, the Trustees shall not make any other investments of the Trust Property.

          (b) To operate as and carry on the business of an unregistered investment company, and exercise all the powers necessary and proper to conduct such a business;

          (c) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

          (d) To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

          (e) To employ as custodian of any assets of the Trust, subject to any Insurer and any other provisions herein or in the Bylaws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such;

          (f) To retain one or more transfer agents and Shareholder servicing agents, or both;

          (g) To provide for the distribution of the Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, and, subject to applicable law, to adopt a distribution plan of any kind;

          (h) To set record dates in the manner provided for herein or in the Bylaws;

          (i) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter, in either general or specific terms;

          (j) To sell or exchange any or all of the Trust Property, subject to the terms of this Declaration of Trust;

          (k) To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and, if necessary, to execute and deliver powers of attorney delegating such power to other persons;

          (l) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (m)     To  hold  any  security  or  other  property:

     In a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or

     Either in the Trust's or the Trustees' own name or names or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies;

          (n) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, all in accordance with the provisions of Article IV hereof;

          (o) To the full extent permitted by the NRS, and subject to the provisions of this Declaration of Trust and the Bylaws, to allocate assets, liabilities and expenses of the Trust as provided herein;

          (p) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust;

          (q) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

          (r) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided;

          (s) To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholder upon giving notice to such Shareholder;

          (t) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened;

          (u) Subject to all of the terms of this Declaration of Trust and the Bylaws, to issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in the Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in the Shares; and, subject to Articles IV and V hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of the Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued;

          (v) To definitively interpret the investment objectives, policies and limitations of the Trust or any Series; and

          (w) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

     3.2.     Certain  Transactions.  The  Trustees  may  not buy any securities
              ---------------------
from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal. However, except as prohibited by applicable law, the Trustees may, on behalf of the Trust, have dealings with any firm of which any Trustee or officer of the Trust is a member and which acts as a principal investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                   ARTICLE IV
                                 SHARES; SERIES

     4.1.     Establishment  of  Series  of  the  Shares.  The  Shares  shall be
              ------------------------------------------
divided into two Series, the Founders Shares and the Investor Shares. The number of Founders Shares shall be 100 and the number of Investor Shares shall be 100,000. Each Share shall have a par value of $0.001 per Share. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, to issue original or additional Shares at such times as they deem appropriate; and to issue fractional Shares and Shares held in the treasury. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     4.2.     Purchase  of  the  Shares.  The  Trustees  shall issue each Share,
              -------------------------
regardless of the Series thereof, for a minimum purchase price of $5,000, which shall be valued as provided in Section 5.9 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) issue fractional Shares, and (b) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments, or any investment, in any Series at any time without any cause or reason therefore whatsoever.

     4.3.     Properties  of  the  Shares, Records, etc.  Each Share of a Series
              -----------------------------------------
shall have identical voting, dividend, redemption, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Series shall be borne solely by such Series as provided in this Declaration of Trust, and a Series may have exclusive voting rights with respect to matters affecting only that Series. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each Shareholder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series.

     4.4.     Register  of  Shares;  Certificates.  The  Trust  shall maintain a
              -----------------------------------
register containing the names and addresses of the Shareholders of each Series thereof, the number of Shares of each Series held by such Shareholders, and a record of all Share redemptions. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use.

     4.5.     Restrictions on Transfer of the Shares.  Except for the redemption
              --------------------------------------
rights described in Article V hereof, no Shareholder shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such Shareholder's Shares. Notwithstanding the foregoing, a Shareholder shall be entitled to pledge all or any potion of such Shareholder's Shares with the prior written consent of the Trustees, which may be withheld if such pledge would violate, in the Trustees' sole discretion, any provision of the Securities Act or any other applicable securities law or regulation.

     4.6.     Status  of  Shares;  Limitation  of  Shareholder  Liability.
              -----------------------------------------------------------

          (a) Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Declaration of Trust. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Declaration of Trust and to have become a party hereto.

          (b) No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to Shareholders of a private corporation for profit incorporated in the State of Nevada. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

     4.7.     Issuance of Series of the Shares.  Except as otherwise provided in
              --------------------------------
this Declaration of Trust, the following provisions shall govern the issuance of any Shares:

          (a) The Trustees shall maintain separate records for each Series of the Shares.

          (b) At all times, the total cash received by the Trust upon the purchase of each Series of the Shares, as well as all assets associated with each Series of the Shares, shall be held and accounted for separately from the cash received by the Trust upon the purchase of every other Series of the Shares, as well as all assets associated with each Series of the Shares, and the Trust shall maintain sufficient records thereof. No Shareholder of any Share shall have any claim on or right to any assets allocated or belonging to any other Share held by another Shareholder.

          (c) The assets of each Share shall be subject only to the rights of creditors of that particular Share, and all persons who have extended credit which has been allocated to a particular Share, or who have a claim or contract which has been allocated to any particular Share, shall look only to the assets of that particular Share for payment of such credit, claim or contract. The Trustees shall include a notice of such limited liability of each Series of the Shares in the Certificate of Trust. Any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Share shall be solely charged by the Trustees against the Quarterly Income of the Trust and then, to the extent such Quarterly Income is insufficient, to the assets of the Founders Shares and be payable by the Shareholders of the Founders Shares.

          (d) The Trust shall hold legal title to the Quarterly Income earned on the investments made pursuant to the terms of this Declaration of Trust, which shall be utilized for the payment of the expenses and costs of the Trust and distributed to the Shareholders in accordance with the provisions of this Declaration of Trust.

     4.8.     The  Founders  Shares.  The  following  provisions  describe  the
              ---------------------
additional  rights,  privileges  and  preferences  of  the  Founders  Shares:

          (a)     Receipt  of  the  Purchase Price of the Founders Shares.  Upon
                  -------------------------------------------------------
receipt of the purchase price of the Founders Shares, the Trustees, in their sole discretion, shall deposit the cash in the Trust's operational account or in the Fund Expense Account; provided however, to the extent any of such cash is deposited in the Fund Expense Account, the Trustees shall:

               Make appropriate notations in the accounting records of the Trust to designate such account as a Fund Expense Account; and

               Verify that the Qualified Bank has correctly identified such account as a Fund Expense Account.

          (b)     Permitted Investments with respect to the Founders Shares.  To
                  ---------------------------------------------------------
invest any cash contained in the Fund Expense Account in any of the Permitted Investments.

          (c)     General  Investment  with  respect to the Founders Shares.  To
                  ---------------------------------------------------------
the extent the cash in a Fund Expense Account is not invested in the Permitted Investments, the Trustees shall be entitled to instruct each Qualified Bank to invest such funds as follows:

               In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours (excluding weekends and U.S. bank holidays) for an amount equal to or greater than the amount paid for such obligations; or

               Provided the Trust shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

          (d)     Liabilities  and  Expenses  of  the  Trust.  None  of  the
                  ------------------------------------------
liabilities, expenses or costs of the Trust shall be chargeable against the Fund Investor Account or the Investor Shares. All such liabilities, expenses, or costs shall be payable out of the Fund Expense Account and Quarterly Income. All of the liabilities, expenses and costs of the Trust in excess of Quarterly Income shall be solely charged against the assets of the Founders Shares, and all contracts or arrangements entered into by the Trustees on behalf of the Trust shall include a notice thereof. All of such liabilities, expenses and costs include, but are not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of the Shares; certain insurance premiums (other than insurance purchased with respect to Investor Shares); applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents and Trust accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; Trust transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining their existence; costs of preparing and printing any offering documents of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to the Shareholders; expenses of meetings of the Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustees' meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust.

          (e)     Distribution  of  Assets  and Income.  The Shareholders of the
                  ------------------------------------
Founders  Shares  shall  be  entitled  to  receive  distributions as provided in
Article  V  hereof.

     4.9.     The  Investor  Shares.  The  following  provisions  describe  the
              ---------------------
additional  rights,  privileges  and  preferences  of  the  Investor  Shares:

          (a)     Subscriptions  and  Receipt  of  the  Purchase  Price  of  the
                  --------------------------------------------------------------
Investor  Shares.  Upon  receipt  of  the  subscription  agreement  of a desired
       ---------
investor, the Trustees shall notify the investor of the Trust's acceptance of the investor's subscription and shall:

               Deposit the purchase price for such Investor Shares in the Fund Investor Account at the Qualified Bank (at which time the investor will be deemed a Shareholder of such Investor Shares for purposes of this Declaration of Trust); and

               Make appropriate notations in the accounting records of the Trust of the number of the Investor Shares purchased by an investor.

          (b)     Permitted Investments with respect to the Investor Shares.  To
                  ---------------------------------------------------------
invest any cash contained in the Fund Investor Account in any of the Permitted Investments.

          (c)     General  Investment  with  respect to the Investor Shares.  To
                  ---------------------------------------------------------
the extent the cash in a Fund Investor Account is not invested in the Permitted Investments, the Trustees shall be entitled to instruct each Qualified Bank to invest such funds as follows:

               In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours (excluding weekends and U.S. bank holidays) for an amount equal to or greater than the amount paid for such obligations; or

               Provided the Trust shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

          (d)     No  Liabilities Charged.  None of the liabilities, expenses or
                  -----------------------
costs of the Trust shall be chargeable against the Fund Investor Accounts or the Investor Shares, including, without limitation, any fees of the Trustees or any fees charged by any Qualified Bank, and all contracts or arrangements entered into by the Trustees on behalf of the Trust shall include a notice of the unavailability of the Fund Investor Account or the Investor Shares for satisfaction of any claims on such contracts or arrangements.

          (e)     Distribution  of  Income.  The  Shareholders  of  the Investor
                  ------------------------
Shares shall be entitled to receive distributions as provided in Article V hereof.

     4.10.     Insurance  Covering  Investor  Shares.  Upon  the  purchase  of
               -------------------------------------
Investor Shares, each investor will be given the option to be covered by an insurance policy issued by the Insurer, naming the investor as the insured, covering 100 percent of his principal investment in his Investor Shares. The policy will insure against any failure of the Trust to return all of the principal investment to the investor upon redemption of his Investor Shares. The insurance premium will be an amount equal to three percent per annum of the total invested by the investor, payable at the time of investment, at the rate of 0.75 percent each calendar quarter ending on March 31, June 30, September 30, or December 31 in any year. Therefore, at the time each Investor Share is purchased, each $5,000 invested will be subject to a charge of $37.50 per quarter. The Trust will debit the amount of the premium due for the insurance for the quarter in which an Investor Share is purchased from the portion of the Fund Investor Account applicable to the investor. If less than a quarter remains after the Investor Share is purchased, the amount of the insurance premium will be prorated for the time remaining in the quarter. Other aspects of the insurance are the following:

          (a) Any Fund Investor Account must be at a Qualified Bank acceptable to the Insurer. As of the date of this Declaration of Trust, the Qualified Bank is expected to be Wells Fargo Bank in Portland, Oregon. In the event that another bank is selected, it must meet the definition of a Qualified Bank.

          (b) Subject to the Initial 90-day Period, any investor may have his Investor Shares redeemed at the end of any quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent of his total investment at that time for the quarter in which redemption occurs.

          (c) At any time when the principal amount of the Investor Shares is increased or decreased, as the case may be, the amount of the insurance with respect to the applicable Investor Shares will concurrently be increased or decreased, as appropriate.

          (d) If desired, the Trust may change the insurance company to act as the Insured. In such event, any newly selected insurance company must meet the definition of the Insured in this Declaration of Trust.

          (e) Notwithstanding anything herein contained to the contrary, an investor may select any other insurance company to write the insurance covering his Investor Shares, other than the insurance company recommended by the Trust. In such event, any such other insurance company must meet all of the qualifications of the Insured hereunder.

     4.11.     The  Insurance  Policy.  If  requested,  the Insurer will issue a
               ----------------------
policy  insuring  Investor  Shares  containing  the  following  provisions:

          (a) A copy of the policy will be delivered by the Insurer to each Insured Shareholder.

          (b) Under the policy, the Insurer unconditionally and irrevocably agrees to pay for disbursement to the Insured Shareholder that portion of the Net Asset Value per Share which is then due for redemption and which the Trust shall have failed to provide.

          (c) Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from an Insured Shareholder or the paying agent to the Insurer that the required payment of the Net Asset Value per Share has not been made by the Trust to the Insured Shareholder, on the due date of such payment or within 30 business days after receipt of notice of such nonpayment, whichever is later, the Insurer will make a deposit of funds in an account with Wells Fargo, Portland, Oregon, or it's successor, as its agent (the "Fiscal Agent") sufficient to makeup for the deficiency of the amount then due to the Insured Shareholder. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the right of the Insured Shareholder to receive such payment and any appropriate instruments of assignment required to vest all of the Insured Shareholder's right to such payment in the Investor Shares, the Fiscal Agent will immediately disburse such amount to the Insured Shareholder.

          (d) As long as all premiums on the insurance policy are paid when they are due, the policy is non-cancelable for any reason.

                                    ARTICLE V
                    DISTRIBUTIONS, REDEMPTIONS, AND EXPENSES

     5.1.     Calculation  of  Quarterly Income and Payment of Expenses.  Within
              ---------------------------------------------------------
three business days before the end of each calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, the Trustees shall calculate the Quarterly Income. Prior to making any disbursements to the Shareholders, the Trustees shall utilize the Quarterly Income to pay all costs and expenses of Trust, including any fees payable to the Qualified Bank(s) and the compensation payable to the Trustees. The liabilities, expenses and costs of Trust, including the compensation due to the Trustees, will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in the operational account, the Fund Expense Account, and the Fund Investor Account of the Trust. To the extent such liabilities, expenses and costs of the Trust exceed 0.5 percent per quarter, including the compensation due to the Trustees, any such excess shall be solely charged against the assets of the Founders Shares and be payable by the Shareholders of the Founders Shares.

     None of the liabilities, expenses or costs of the Trust shall be chargeable against the Fund Investor Account.

     The only permitted charges against the Fund Investor Account are the insurance premiums for the insurance covering the Investor Shares of an Insured Shareholder. Any such insurance premiums will be charged to the account of a Shareholder of the Investor Shares specifically requesting insurance coverage. However if any investor desires to procure his own insurance, the Trust will not charge any premium payments to his account.

     5.2.     Distributions  to  the  Shareholders  of  the  Investor  Shares.
              ---------------------------------------------------------------
Following payment of the expenses as provided in Section 5.1, the Trustees shall, out of the remaining Quarterly Income, distribute the quarterly Investor Returns to each Shareholder who has owned Investor Shares for at least 45 days. If desired, any Shareholder of five or more Investor Shares may utilize the Investor Returns paid to such Shareholder to purchase additional Investor Shares. To the extent a Shareholder desires to do so and the Investor Returns paid to such Shareholder are not equally divisible by $5,000, the Trustees will, upon request, may purchase fractional Shares for such Shareholder, or retain the uneven amount of such Shareholder's Investor Returns in the Fund Investor Account.

     5.3.     Distributions  to the Shareholders of the Founders Shares.  To the
              ---------------------------------------------------------
extent  any  Quarterly Income remains after the payment of the items required in
Section 5.1 and Section 5.2 hereof, the Trustees shall be entitled to distribute such amount, pro rata, to the Shareholders of the Founders Shares.

     5.4.     Additional  Distributions  to  the  Shareholders  of  the Investor
              ------------------------------------------------------------------
Shares.   In  its  sole  discretion,  the  Trustees  shall  be  permitted, after
------
obtaining the written approval of a majority of the Shareholders of the Founders Shares, to make additional distributions to the Shareholders of the Investor Shares which are not otherwise prohibited by the provisions hereof. Any such additional distributions shall be made to the Shareholders of the Investor Shares based on their respective ownership of the total number of Investor Shares outstanding.

     5.5.     Redemptions.  Each  Shareholder  of Investor Shares shall have the
              -----------
right at such times as may be permitted hereunder to require the Trust to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share, less any applicable charges, determined after receipt by the Trustees of a request for redemption in proper form. The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price shall be in cash. Upon redemption, Shares may be reissued from time to time.

     5.6.     Redemption  of  the  Founders  Shares.  Provided  there  are  no
              -------------------------------------
outstanding Investor Shares, each Shareholder of the Founders Shares shall be entitled, upon 30 days' notice before the end of any calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, to have the Trust redeem all of his Founders Shares by transmitting a written request to the Trustees notifying the Trustees of the Shareholder's desire for redemption pursuant to this Section 5.6. The notice of redemption must include the Shareholder's original Founders Share Certificate(s). On or before the expiration of such 30-day period, the Trustees shall:

          (a) Determine the Net Asset Value per Share of the Founders Shares to be redeemed as of the date of receipt of the Shareholder's redemption request; and

          (b) Forward such amount, in cash or other available assets, to the redeeming Shareholder pursuant to the instructions provided by such Shareholder in the redemption notice.

     5.7.     Redemption  of  the  Investor  Shares.  Investor Shares may not be
              -------------------------------------
redeemed by a Shareholder for a period of 90 days following the purchase thereof (such period being the "Initial 90-day Period"). Following the expiration of the Initial 90-day Period, each Shareholder of an Investor Share shall be entitled, upon 30 days' advance written notice to the Trustees before the end of any calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, to have the Trust redeem all or any portion of such Shareholder's Investor Shares. Notwithstanding the foregoing, a Shareholder may not be entitled to have the Trust redeem less than all of such Shareholder's Investor Shares if, following such redemption, the Shareholder would own less than five Investor Shares. The Shareholder's notice of request for redemption shall be delivered to the Trustees by certified mail, return receipt requested, indicate the number of Investor Shares requested to be redeemed, and be signed by the Shareholder exactly as the Investor Shares are registered in the Trust's register (e.g., a trustee or custodian must sign as such). The notice of request for redemption must also include the Shareholder's original Investor Share Certificate(s). On or before the expiration of the 30-day period with respect to written notice, the Trustees shall:

          (a) Determine the Net Asset Value per Share of the Investor Shares to be redeemed;

          (b) Calculate the total amount due to the Shareholder by multiplying the number of Investor Shares being redeemed by the Net Asset Value per Share; and

          (c) Forward the total amount due to the Shareholder in cash, pursuant to the instructions provided by such Shareholder in the redemption notice.

     5.8.     Requested  Redemption  by the Trust.  In addition to the rights of
              -----------------------------------
each Shareholder to request the redemption of such Shareholder's Investor Shares, the Trust shall be entitled, in its sole discretion, to redeem all of the Investor Shares owned by any Shareholder at any time after the expiration of the Initial 90-day Period, in the event the Trustees determine that any such redemption is in the best interests of the Trust, including, but not limited to, the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. Should the Trust elect to redeem any Investor Shares, the Trustees shall provide written notice to the applicable Shareholder, by certified mail, return receipt requested, and within 30 days of the Shareholder's receipt of such notice, the Trustees shall forward the total amount due to the Shareholder as a result of the Trust's redemption of all of such Shareholder's Investor Shares, as calculated in accordance with Article V of this Declaration of Trust. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust.

     5.9.     Determination  of  Net  Asset Value per Share.  The Trustees shall
              ---------------------------------------------
cause the Net Asset Value per Share of each Series to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more of the Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value per Share shall be determined separately for each Series at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     5.10.     Suspension  of  Right  of  Redemption.  Notwithstanding  anything
               -------------------------------------
herein contained to the contrary, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require the redemption of Shares during any period of time when and to the extent permissible under the Investment Company Act. If, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter, the Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

                                   ARTICLE VI
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     6.1.     Voting  Powers.  The  Shareholders  shall  have power to vote only
              --------------
with  respect  to:

          (a) The election of Trustees as provided in Section 6.2 of this Article;

          (b)     The  removal  of  Trustees  as  provided  in  Section  2.3
(d)  hereof;

          (c) Any change in the investment policies from that provided in Sections 4.8 and 4.9 hereof;

          (d)     Any  investment advisory or management contract as provided in
Section  7.1  hereof;

          (e) Any termination of the Trust as provided in Section 9.4 hereof;

          (f) The amendment of this Declaration of Trust to the extent and as provided in Section 9.8 hereof; and

          (g) Such additional matters relating to the Trust as may be required or authorized by law, this Declaration of Trust, or the Bylaws, or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the Investment Company Act, Shares shall be voted in the aggregate and not by individual Series, and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. The Bylaws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration of Trust or the Bylaws.

     6.2.     Meetings  of  Shareholders.  Annual  meetings  of the Shareholders
              --------------------------
shall be held to elect Trustees at such time and place as the Trustees designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least 10 percent of the Outstanding Shares of such Series entitled to vote. Shareholders shall be entitled to at least 15 days' notice of any meeting, given as determined by the Trustees.

     6.3.     Quorum;  Required  Vote.  A  majority of the Outstanding Shares of
              -----------------------
each Series, or a majority of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments.

     Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Declaration of Trust or the Bylaws, a Majority of the Outstanding Shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust (or, if required by law, a Majority Shareholder Vote of the entire Trust) and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Declaration of Trust or applicable law permits or requires that Shares be voted on any matter by individual Series, then a majority of the Outstanding Shares of that Series (or, if required by law, a Majority Shareholder Vote of that Series) voted in person or by proxy voted on the matter shall decide that matter insofar as that Series is concerned. Shareholders may act as to the Trust or any Series by the written consent of a majority (or such greater amount as may be required by applicable law, this Declaration of Trust, or the Bylaws) of the Outstanding Shares of the Trust or of such Series, as the case may be.

                                   ARTICLE VII
                        CONTRACTS WITH SERVICE PROVIDERS

     7.1.     Investment  Adviser.  Subject  to a Majority Shareholder Vote, the
              -------------------
Trustees may enter into one or more investment advisory contracts on behalf of the Trust, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of the Trust Property as permitted herein on behalf of the Trustees or may authorize any officer or agent of the Trust to affect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers.

     7.2.     Principal  Underwriter.  The  Trustees may enter into contracts on
              ----------------------
behalf of the Trust, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to the Shares of any Series and enter into any related agreements, whereby the Trust finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of the Investment Company Act, and other applicable rules and regulations.

     7.3.     Transfer  Agency,  Shareholder  Services,  and  Administration
              --------------------------------------------------------------
Agreements.  The  Trustees,  on  behalf  of  the  Trust, may enter into transfer
----------
agency agreements, Shareholder service agreements, and administration and management agreements with any party or parties on terms and conditions acceptable to the Trustees.

     7.4.     Custodian.  The Trustees shall at all times place and maintain the
              ---------
securities and similar investments of the Trust in custody with a Qualified Bank meeting the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. The Trustees, on behalf of the Trust, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, to:

          (a) Hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing,

          (b) Receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere,

          (c)     Disburse  such  funds  upon  orders  or  vouchers,  and

          (d)     Employ  one  or  more  sub-custodians.

     7.5.     Parties  to  Contracts  with  Service Providers.  The Trustees may
              -----------------------------------------------
enter into any contract with any entity, although one more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with this Declaration of Trust or the Bylaws.

     Any contract referred to in Sections 7.1 and 7.2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the Investment Company Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in
Section 7.1 of this Article shall be effective unless assented to as required by
Section  15  of the Investment Company Act, and the rules and orders thereunder.

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     8.1.     Limitation  of  Liability.  All persons contracting with or having
              -------------------------
any claim against the Trust or a particular Series shall look only to the Quarterly Income or the Founders Shares, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration of Trust or in the NRS shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     8.2.     Indemnification.
              ---------------

          (a) Subject to the exceptions and limitations contained in subparagraph (b) below:

               Every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (the "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided, however, that the Trust shall not be obligated to indemnify any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract; and

               As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b)     No  indemnification  shall  be provided hereunder to a Covered
Person:

               Who shall have been adjudicated by a court or body before which the proceeding was brought:

                    (A) To be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

                    (B) Not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

               In the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A)     By the court or other body approving the settlement;

                    (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or

                    (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 8.2(a) of this Article shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 8.2; provided, however, that either:

               Such Covered Person shall have provided appropriate security for such undertaking;

               The Trust is insured against losses arising out of any such advance payments; or

               Either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section 8.2; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

          (e) Any repeal or modification of this Article VIII by the Shareholders of the Trust, or adoption or modification of any other provision of the Declaration of Trust or Bylaws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or adversely affect any indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     8.3.     Indemnification  of  Shareholders.  If  any  Shareholder or former
              ---------------------------------
Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Founders Shares to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the Founders Shares, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Founders Shares and satisfy any judgment thereon from the assets of the Founders Shares.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1.     Trust  Not  a  Partnership.  This  Declaration  of Trust creates a
              --------------------------
trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder to any obligation to which such person has not consented.

     9.2.     Trustee Action; Expert Advice; No Bond or Surety.  The exercise by
              ------------------------------------------------
the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article VIII, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of
Article VIII, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

     9.3.     Record  Dates.  The  Trustees  may  fix in advance a date up to 90
              -------------
days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of any other rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

     9.4.     Termination  of  the  Trust.
              ----------------------------

          (a) This Trust shall have perpetual existence. Subject to a Majority Shareholder Vote of the Trust or of each Series to be affected, the Trustees may:

               Sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series or to another entity which is a closed-end management investment company as defined in the Investment Company Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series thereof; or

               At any time sell and convert into money all or substantially all of the assets of the Trust or any affected Series.

     Upon making reasonable provision for the payment of all known liabilities of the Trust or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or any affected Series; however, the payment to any particular Series of such Series may be reduced by any fees, expenses or charges allocated to that Series, as may be expressly permitted hereunder.

          (b)     The  Trustees may take any of the actions specified in Section
9.4 (a) above without obtaining a Majority Shareholder Vote of the Trust or any Series if a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series.

          (c) Upon completion of the distribution of the remaining proceeds or assets pursuant to Section 9.4 (a), the Trust or affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the NRS, which certificate of cancellation may be signed by any one Trustee.

     9.5.     Reorganization.  Notwithstanding  anything herein contained to the
              --------------
contrary, to change the Trust's form of organization the Trustees may, with Majority Shareholder Vote:

          (a) Cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another closed-end management investment company under the Investment Company Act, or a series thereof, that will succeed to or assume the Trust's registration under the Investment Company Act, if the Trust is then registered under the Investment Company Act; or

          (b) Cause the Trust to incorporate under the laws of Nevada. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees, upon obtaining Majority Shareholder Vote, and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     Pursuant to and in accordance with the provisions of the NRS, an agreement of merger or consolidation approved by the Trustees in accordance with this
Section 9.5 may effect any amendment to the Declaration of Trust or effect the adoption of a new Declaration of Trust of the Trust if it is the surviving or resulting Trust in the merger or consolidation.

     9.6.     Declaration  of Trust.  The original or a copy of this Declaration
              ----------------------
of Trust and of each amendment hereto or Declaration of Trust supplement shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

     9.7.     Applicable  Law.  This  Declaration of Trust and the Trust created
              ---------------
hereunder are governed by and construed and administered according to the NRS and the applicable laws of the State of Nevada; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust:

          (a) Any provisions of the laws (statutory or common) of the State of Nevada (other than the NRS) pertaining to trusts which relate to or regulate:

               The filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges;

               Affirmative requirements to post bonds for trustees, officers, agents or employees of a trust;

               The necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property;

               Fees or other sums payable to trustees, officers, agents or employees of a trust;

               The allocation of receipts and expenditures to income or principal;

               Restrictions or limitations on the permissible nature, amount or concentration of Trust investments or requirements relating to the titling, storage or other manner of holding of Trust assets; or

               The establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust. The Trust shall be of the type commonly called a business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Nevada law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the NRS, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     9.8.     Amendments.  All  rights  granted  to  Shareholders  hereunder are
              ----------
granted subject to a right to amend this Declaration of Trust, except as otherwise provided herein. The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust; provided, that Shareholders shall have the right to vote on any amendment:

          (a) Which would affect the voting rights of Shareholders granted in Section 6.1 hereof;

          (b)     To  this  Section  9.8;

          (c) Required to be approved by Shareholders by law or by any registration statement(s) filed by the Trust with the Commission; and

          (d) Submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, any amendment to Article VIII hereof which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence, shall each require the affirmative vote of the Shareholders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon

     9.9.     Fiscal  Year.  The  fiscal  year  of  the  Trust  shall  end  on a
              ------------
specified date as set forth in the Bylaws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

     9.10.     Severability.  The  provisions  of  this Declaration of Trust and
               ------------
the Bylaws are severable. If the Trustees determine, with the advice of counsel, that any provision of this Declaration of Trust or the Bylaws conflicts with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust or the Bylaws, as the case may be; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or the Bylaws, as the case may be, or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust or the Bylaws, as the case may be, shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach to such provision only in such jurisdiction and shall not affect any other provision of this Declaration of Trust or the Bylaws, as the case may be.

     IN WITNESS WHEREOF, the undersigned, being the initial Trustees, has executed this Declaration of Trust as of the date first above written.


                                     /s/  Gary  L.  Lancaster
                                   ---------------------------------
                                   GARY  L.  LANCASTER

                                     /s/  Warren  E.  Marsh
                                   ---------------------------------
                                   WARREN  E.  MARSH

                                     /s/  Guy  C.  Stephenson
                                   ---------------------------------
                                   GUY  C.  STEPHENSON

                                     /s/  John  Lenz
                                   ---------------------------------
                                   JOHN  LENZ

                                     /s/  Lynn  Hollister
                                   ---------------------------------

                                   APPENDIX B
              HISTORICAL DATA RELATED TO THE DEBT SECURITIES MARKET

                           RATING OF BONDS                 RATING OF BONDS
                        ---------------------          ------------------------
                         AAA     AA2     A2               AAA      AA2     A2
                        ------  -----  ------  ------  ---------  ------  -----
                         AAA     AA      A               BLEND     AAA     AA       A    BLEND
                        ------  -----  ------  ------  ---------  ------  -----  ------  -----

          1985                                           1989
----------------------                                 ---------
January. . . . . . . .      -      -       -       -   January        2      3       6     4
February . . . . . . .     (0)     2       1      (0)  February      (2)    (3)     (1)   (2)
March. . . . . . . . .     (1)    (6)    (11)    (12)  March         (2)     0      (6)   (2)
April. . . . . . . . .     10     11      12      13   April          7      8      (4)    5
May. . . . . . . . . .     (7)    (5)     (1)     (4)  May            1     (1)      3     3
June . . . . . . . . .      5     10      12      13   June           1     (4)      0    (2)
July . . . . . . . . .     11      8      10      10   July           8      7      11    11
August . . . . . . . .     (3)    (1)      4      (0)  August         7      6       4     8
September. . . . . . .     (6)    (6)     (2)     (5)  September     (8)    (7)     (7)   (8)
October. . . . . . . .     (0)     5      (8)      2   October       (1)     0       0     0
November . . . . . . .     (4)     7       3       0   November       8      9      13    11
December . . . . . . .     (2)    (4)      7       5   December       3      5       6     7
          1986                                           1990
----------------------                                 ---------
January. . . . . . . .     (1)     1      14       9   January        2      3       1     3
February . . . . . . .     13      5     (13)     (1)  February      (1)   (10)    (13)  (10)
March. . . . . . . . .     31     10      14      12   March          1      1       0     1
April. . . . . . . . .     15     39      44      43   April          2     (1)     (3)   (3)
May. . . . . . . . . .      0     (1)      6       0   May           (1)    (0)     (3)   (1)
June . . . . . . . . .    (28)   (33)    (44)    (42)  June          (1)    (2)     (3)   (2)
July . . . . . . . . .     26     37      45      39   July          (0)    (2)     (0)    1
August . . . . . . . .      3     12       7      12   August         2      1       2     3
September. . . . . . .      8      7      23      15   September     (4)    (3)      0     0
October. . . . . . . .    (21)   (21)    (34)    (30)  October        5      8      10    16
November . . . . . . .     (4)    (8)     (8)     (6)  November      16     13      24    26
December . . . . . . .     (6)   (13)     (7)     (5)  December       4      3      22     8
          1987                                           1991
----------------------                                 ---------
January. . . . . . . .    (15)   (17)    (13)    (18)  January        7      6       8     8
February . . . . . . .     (9)   (17)    (15)    (22)  February       5     (2)     (1)   (5)
March. . . . . . . . .      7      8       6       4   March         (8)    (6)    (17)  (19)
April. . . . . . . . .    (11)   (14)    (21)    (16)  April         (6)    (9)    (19)  (14)
May. . . . . . . . . .     22     31      13      26   May           (1)    (3)     (8)   (6)
June . . . . . . . . .     (2)    (8)      1      (7)  June          (4)    (6)     (7)   (7)
July . . . . . . . . .      1     (2)     (1)     (0)  July          (5)    (2)     (3)   (5)
August . . . . . . . .     (6)    (8)     (5)     (6)  August        (1)     2      (2)   (1)
September. . . . . . .     (3)    (6)     (6)     (8)  September      8      2       5     6
October. . . . . . . .      4      7       3       7   October        1      3       9     6
November . . . . . . .     22     25      26      27   November      (1)    (0)     (4)    0
December . . . . . . .    (14)   (16)    (16)    (16)  December      11      4       7     6
          1988                                           1992
----------------------                                 ---------
January. . . . . . . .      4     (7)     (2)     (2)  January        4      9      11    12
February . . . . . . .      2      3       2      (2)  February     (14)   (14)    (13)  (17)
March. . . . . . . . .     (6)    (3)     (6)     (2)  March         (7)    (8)    (12)   (9)
April. . . . . . . . .     (6)    (1)     (8)     (6)  April         (4)    (4)     (7)   (5)
May. . . . . . . . . .     (1)    (3)     (2)     (3)  May           (6)     2      (1)   (3)
June . . . . . . . . .     (5)    (8)     (6)     (8)  June          (7)    (2)     (6)   (4)
July . . . . . . . . .     (3)    (6)     (5)     (4)  July           4      0       0     2
August . . . . . . . .     (5)    (3)     (5)     (5)  August         6      6       3     5
September. . . . . . .     (4)    (3)     (6)     (6)  September      2      2       3     3
October. . . . . . . .      0     (1)     (0)      2   October        6      8       6     8
November . . . . . . .     (2)    (5)     19       2   November       3     (5)      1     3
December . . . . . . .     (4)    (2)     (9)     (6)  December      (4)    (5)     (3)   (5)


                           RATING OF BONDS                 RATING OF BONDS
                        ---------------------          ------------------------
                         AAA     AA2     A2               AAA      AA2     A2
                        ------  -----  ------  ------  ---------  ------  -----
                         AAA     AA      A               BLEND     AAA     AA       A    BLEND
                        ------  -----  ------  ------  ---------  ------  -----  ------  -----
          1993                                           1997
----------------------                                 ---------
January. . . . . . . .     (2)     2       3       2   January        1     (0)      1    (1)
February . . . . . . .     (5)     5      (1)      0   February      (4)    (1)     (2)   (3)
March. . . . . . . . .     (1)     5       3       3   March         (0)    (1)     (3)   (3)
April. . . . . . . . .     (3)    (5)     (6)     (4)  April          2      3       3     3
May. . . . . . . . . .     (1)    (1)      3      (0)  May            1      1       4     3
June . . . . . . . . .     (7)    (8)     (9)     (9)  June          (2)    (3)     (4)   (3)
July . . . . . . . . .     (1)     0      (1)     (1)  July           2      1       1     1
August . . . . . . . .      0     (3)     (3)     (3)  August        (1)    (1)     (1)   (2)
September. . . . . . .     (1)    (1)      0       2   September      2      1       2     3
October. . . . . . . .      2      5       3       4   October        3      2       2     2
November . . . . . . .     (3)    (2)     (1)     (4)  November      10      9      12    16
December . . . . . . .     (5)    (3)     (4)     (4)  December       1     (1)     (1)   (0)
          1994                                           1998
----------------------                                 ---------
January. . . . . . . .     (2)    (2)     (3)     (2)  January       (5)    (1)     (1)   (4)
February . . . . . . .     (6)    (3)     (7)     (6)  February       2      7      10     9
March. . . . . . . . .     (1)    (4)     (7)     (5)  March         (1)    (4)     (6)   (4)
April. . . . . . . . .      6      3       5       4   April         (1)    (1)     (2)   (2)
May. . . . . . . . . .     (4)    (3)     (1)     (1)  May           (2)     0      (1)   (2)
June . . . . . . . . .     (2)     1       2       2   June           2      0       1     2
July . . . . . . . . .     (1)    (1)     (4)     (1)  July           5      6       7     9
August . . . . . . . .     (2)    (3)     (4)     (4)  August         1      2       2     2
September. . . . . . .     (2)    (1)     (4)     (4)  September     33     34      44    49
October. . . . . . . .      1      2       1       1   October        2      1      14     7
November . . . . . . .      2      0       0      (0)  November      22     12      21    22
December . . . . . . .      1      1       2       1   December     (24)   (18)    (35)  (29)
          1995                                           1999
----------------------                                 ---------
January. . . . . . . .      1     (0)      1       2   January        2     (0)      0     2
February . . . . . . .     (0)     0       2       1   February     (11)    (5)     (8)   (7)
March. . . . . . . . .     (4)    (1)     (2)     (4)  March         (2)    (5)     (7)   (9)
April. . . . . . . . .     (1)     0       0      (1)  April          3      2       0    (1)
May. . . . . . . . . .     (2)    (2)     (3)     (4)  May           (1)    (3)     (6)   (8)
June . . . . . . . . .      2      2       3       3   June           8      5       9     9
July . . . . . . . . .      4      5       2       2   July           1      5       5     5
August . . . . . . . .     (2)    (2)     (3)     (3)  August        13     11      12    11
September. . . . . . .     (3)    (5)     (4)     (4)  September      3      4       7     9
October. . . . . . . .      2      0      (1)     (0)  October       (4)    (0)     (3)   (3)
November . . . . . . .      1      3       5       4   November      (7)    (7)     (8)   (8)
December . . . . . . .      2     (0)      1       1   December      (8)    (6)     (9)   (9)
          1996                                           2000
----------------------                                 ---------
January. . . . . . . .     (1)    (2)     (1)      0   January        0     (3)      0    (4)
February . . . . . . .     (0)     0      (1)     (0)  February      (0)     1      (3)   (4)
March. . . . . . . . .     (2)     2      (2)     (2)  March          7     13      13    13
April. . . . . . . . .      2      2       1       0   April         10     10      19    23
May. . . . . . . . . .     (2)    (3)     (3)     (2)  May           (1)     0       3     7
June . . . . . . . . .     (3)    (3)     (3)     (4)  June          16     13      21    20
July . . . . . . . . .      0     (2)      1      (0)  July          (6)    (4)     (4)   (9)
August . . . . . . . .     (0)    (1)     (1)     (1)  August        (6)    (2)     (4)   (5)
September. . . . . . .     (1)     0       1       0   September     (6)    (0)      0     1
October. . . . . . . .     (0)    (1)     (1)     (2)  October       (4)    (6)     (7)   (3)
November . . . . . . .     (1)    (2)     (2)     (0)  November       1      4      13    11
December . . . . . . .     (1)    (1)      0      (0)  December       6      6      23    14


                           RATING OF BONDS                 RATING OF BONDS
                        ---------------------          ------------------------
                         AAA     AA2     A2               AAA      AA2     A2
                        ------  -----  ------  ------  ---------  ------  -----
                         AAA     AA      A               BLEND     AAA     AA       A    BLEND
                        ------  -----  ------  ------  ---------  ------  -----  ------  -----
          2001                                           2002
----------------------                                 ---------
January. . . . . . . .     (1)    (5)      7       4   January        7      3       1    (1)
February . . . . . . .    (10)   (17)    (29)    (23)  February     (12)   (25)      3    (6)
March. . . . . . . . .      1     (7)     12       6   March         (2)    (2)     (7)    9
April. . . . . . . . .      3     (1)     (5)      4   April          1     (5)     (9)  (10)
May. . . . . . . . . .     (7)    (6)    (13)    (17)  May           (5)    (3)     (0)   20
June . . . . . . . . .     (1)    (3)    (15)     (7)  June          (5)    (8)    (13)  (27)
July . . . . . . . . .      0      2       3       2   July          11      4      20    27
August . . . . . . . .     (3)    (2)    (11)     (6)  August         5     13      47    50
September. . . . . . .      0      1       8       4   September    (13)     0     (14)  (22)
October. . . . . . . .      6     33      49      39   October       14      2      19    25
November . . . . . . .     (6)   (11)    (16)      6   November      (4)     8     (19)   (4)
December . . . . . . .     (5)     0     (27)    (18)  December      (9)   (14)    (31)  (55)
                                                         2003
                                                       ---------
                                                       January.      (1)     0      (8)  (17)
                                                       February      (4)    (4)    (10)  (15)
                                                       March. .      (7)   (20)     (6)  (10)

                                  EXHIBIT 2(A)
         SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                       SECOND AMENDED DECLARATION OF TRUST
                                       FOR
                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                                 APRIL 21, 2003

                                TABLE OF CONTENTS

ARTICLE I; DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
ARTICLE II; THE TRUSTEES . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  2.1.  Management of the Trust. . . . . . . . . . . . . . . . . . . . . . .   5
  2.2.  Initial Trustees; Election and Number of Trustees. . . . . . . . . .   6
  2.3.  Term of Office of Trustees . . . . . . . . . . . . . . . . . . . . .   6
  2.4.  Vacancies; Appointment of Trustees . . . . . . . . . . . . . . . . .   6
  2.5.  Temporary Vacancy or Absence . . . . . . . . . . . . . . . . . . . .   6
  2.6.  Chairman . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  2.7.  Action by the Trustees . . . . . . . . . . . . . . . . . . . . . . .   6
  2.8.  Ownership of Trust Property. . . . . . . . . . . . . . . . . . . . .   7
  2.9.  Effect of Trustees Not Serving . . . . . . . . . . . . . . . . . . .   7
  2.10.  Trustees, etc. as Shareholders. . . . . . . . . . . . . . . . . . .   7
  2.11.  Compensation of the Trustees. . . . . . . . . . . . . . . . . . . .   7
ARTICLE III; POWERS OF THE TRUSTEES. . . . . . . . . . . . . . . . . . . . .   7
  3.1.  Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
  3.2.  Certain Transactions . . . . . . . . . . . . . . . . . . . . . . . .   9
ARTICLE IV; SHARES; SERIES . . . . . . . . . . . . . . . . . . . . . . . . .   9
  4.1.  Establishment of Series of the Shares. . . . . . . . . . . . . . . .   9
  4.2.  Purchase of the Shares . . . . . . . . . . . . . . . . . . . . . . .   9
  4.3.  Properties of the Shares, Records, etc . . . . . . . . . . . . . . .   9
  4.4.  Register of Shares; Certificates . . . . . . . . . . . . . . . . . .  10
  4.5.  Restrictions on Transfer of the Shares . . . . . . . . . . . . . . .  10
  4.6.  Status of Shares; Limitation of Shareholder Liability. . . . . . . .  10
  4.7.  Issuance of Series of the Shares . . . . . . . . . . . . . . . . . .  10
  4.8.  The Founders Shares. . . . . . . . . . . . . . . . . . . . . . . . .  11
  4.9.  The Investor Shares. . . . . . . . . . . . . . . . . . . . . . . . .  12
  4.10.  Insurance Covering Investor Shares. . . . . . . . . . . . . . . . .  12
  4.11  The Insurance Policy . . . . . . . . . . . . . . . . . . . . . . . .  13
ARTICLE V; DISTRIBUTIONS, REDEMPTIONS, AND EXPENSES. . . . . . . . . . . . .  13
  5.1.  Calculation of Quarterly Income and Payment of Expenses. . . . . . .  13
  5.2.  Distributions to the Shareholders of the Investor Shares . . . . . .  13
  5.3.  Distributions to the Shareholders of the Founders Shares . . . . . .  14
  5.4.  Additional Distributions to the Shareholders of the Investor Shares.  14
  5.5.  Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  5.6.  Redemption of the Founders Shares. . . . . . . . . . . . . . . . . .  14
  5.7.  Redemption of the Investor Shares. . . . . . . . . . . . . . . . . .  14
  5.8.  Requested Redemption by the Trust. . . . . . . . . . . . . . . . . .  14
  5.9.  Determination of Net Asset Value per Share . . . . . . . . . . . . .  15
  5.10.  Suspension of Right of Redemption . . . . . . . . . . . . . . . . .  15
ARTICLE VI; SHAREHOLDERS' VOTING POWERS AND MEETINGS . . . . . . . . . . . .  15
  6.1.  Voting Powers. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  6.2.  Meetings of Shareholders . . . . . . . . . . . . . . . . . . . . . .  16
  6.3.  Quorum; Required Vote. . . . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE VII; CONTRACTS WITH SERVICE PROVIDERS. . . . . . . . . . . . . . . .  16
  7.1.  Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . .  16
  7.2.  Principal Underwriter. . . . . . . . . . . . . . . . . . . . . . . .  16
  7.3.  Transfer Agency, Shareholder Services, and Administration Agreements  16
  7.4.  Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  7.5.  Parties to Contracts with Service Providers. . . . . . . . . . . . .  17
ARTICLE VIII; LIMITATION OF LIABILITY AND INDEMNIFICATION. . . . . . . . . .  17
  8.1.  Limitation of Liability. . . . . . . . . . . . . . . . . . . . . . .  17
  8.2.  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  8.3.  Indemnification of Shareholders. . . . . . . . . . . . . . . . . . .  18


ARTICLE IX; MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .  18
  9.1.  Trust Not a Partnership. . . . . . . . . . . . . . . . . . . . . . .  18
  9.2.  Trustee Action; Expert Advice; No Bond or Surety . . . . . . . . . .  18
  9.3.  Record Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  9.4.  Termination of the Trust . . . . . . . . . . . . . . . . . . . . . .  19
  9.5.  Reorganization . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  9.6.  Declaration of Trust . . . . . . . . . . . . . . . . . . . . . . . .  20
  9.7.  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  9.8.  Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  9.9.  Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  9.10.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                       SECOND AMENDED DECLARATION OF TRUST
                                       FOR
                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST

     THIS SECOND AMENDED DECLARATION OF TRUST is made by the undersigned trustees (the "Trustees") on April 21, 2003, to establish a business trust (the "Trust") for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed IN TRUST pursuant to this Declaration of Trust. The name of the Trust created by this Declaration of Trust shall continue to be "The People's Avenger Fund."

                                    ARTICLE I
                                   DEFINITIONS

     Unless  otherwise  provided  or  required  by  the  context:

     1.1. "Bylaws" means the Bylaws of the Trust adopted by the Trustees, as amended from time to time.

     1.2. "Certificate of Trust" means the Certificate of Trust filed with the Secretary of State of the State of Nevada, as required by Section 88A.210 of the NRS.

     1.3. "Commission," "Interested Person," and "Principal Underwriter" have the meanings provided in the Investment Company Act.

     1.4.      "Covered Person" means a person so defined in Section 8.2 hereof.

     1.5. "Forward Commitment" means a system developed by investment banks of syndicating or "laying-off" the difference between the funds needed by issuers and the funds the investment banks can make available without exceeding their regulatory limits and those limits imposed by their own corporate polices. Generally, after becoming aware that the value of an upcoming transaction for one of its clients will exceed such limits, an investment bank will begin contacting additional financial institutions in order to obtain commitments, the "Forward Commitments," from such entities to provide the funds necessary to cover all or a portion of the required funds the investment bank cannot provide due to such limits. A Forward Commitment has the effect of satisfying the regulations necessary to permit the primary investment bank to handle the transaction. In essence, the Forward Commitment is an agreement to purchase the debt securities being offered, if the investment bank cannot otherwise place them.

     1.6. "Fund Expense Account" means the account designated by a reference such as the "Fund Expense Account at [name of Qualified Bank] Bank" established by the Trustees, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Trust. All income of the Trust generated with respect to our agreement to purchase the registered debt securities described in this Agreement, any of the Permitted Investments, or any Qualified Bank's money market accounts will be deposited into the Fund Expense Account. Moreover, all distributions of Quarterly Income will be paid out of the Fund Expense Account.

     1.7. "Fund Investor Account" means the account designated by a reference such as the "Fund Investor Account at [name of Qualified Bank] Bank" established by the Trustees, which shall be a non-interest bearing special account in the name of, and for the sole and exclusive benefit of, the Trust. All amounts received by the Trust with respect to the purchase of Investor Shares will be placed in the Fund Investor Account. The only expenses to be paid out of the Fund Investor Account will be the premiums for insurance covering the Investor Shares, for those shareholders electing to purchase such insurance, the Insured Shareholders. Any such insurance premiums will be charged to the account of an Insured Shareholder of Investor Shares specifically electing to purchase such insurance coverage.

     1.8. "Insured Shareholder" means a Shareholder who has elected to purchase insurance from an Insurer.

     1.9. "Insurer" means any insurance company which has agreed to write an insurance policy that will insure against any failure of the Trust to return all of the principal investment to the investor upon redemption of his Investor Shares, as may be requested by a purchaser of the Investor Shares. Any insurance covering an Investor Share must be written by an insurance company licensed to provide insurance within the United States and must have an A.M. Best rating of "A" or higher.

     1.10. "Investor Returns" means, for each of the Investor Shares, an amount of cash actually earned resulting from the "best efforts" of the Trustees under this Declaration of Trust, which shall be distributable as provided in this Declaration of Trust. As used herein, "best efforts" means that the Trustees will do their best to generate earnings for each Shareholder of an Investor Share, but do not guarantee that there will be any Investor Returns.

     1.11. "Majority Shareholder Vote" means "the vote of a majority of the outstanding voting securities" as defined in the Investment Company Act.

     1.12. "Net Asset Value per Share" means the net asset value of each Series of the Trust, determined as provided in Section 5.9 hereof.

     1.13. "NRS" means Chapter 88A of the Nevada Revised Statutes entitled "Business Trusts," as amended, from time to time.

     1.14. "Outstanding Shares" means Shares shown on the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust.

     1.15. "Permitted Investments" mean debt securities which satisfy all of the following criteria:

          (a) The securities are issued by an entity having, at the time the Forward Commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investors Service, or the equivalent rating of any other recognized rating service;

          (b)     The  securities are registered pursuant to the Securities Act;

          (c) The Trust must not be deemed to be an affiliate of the issuer of the securities, as that term is defined in the Securities Act;

          (d) On the date that the securities are electronically delivered by their underwriter to the Trust, the securities (i) have a yield to maturity of at least 350 basis points higher per annum than the 10 year U.S. Treasury market rate on such date; or (ii) provide a yield to maturity of 200 basis points higher per annum than the market rate for such security class on the day of delivery, whichever is greater; and

          (e) The securities (i) do not bear interest only, and (ii) do not have a final maturity of more than 10 years.

     1.16. "Other Qualified Investments" mean investments the Trust may make in a Qualified Bank's money market accounts to the extent that the cash of the Trust is not invested in the Permitted Investments, as follows:

          (a) In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours, excluding weekends and U.S. bank holidays, for an amount equal to or greater than the amount paid for such obligations; or

          (b) Provided the Trust shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

     1.17. "Qualified Bank" means any bank selected by the Trustees, which satisfies all of the following criteria:

          (a) Such bank maintains a rating of at least "A-1" by Standard & Poor's Corporation, "P1" by Moody's Investor's Service, or an equivalent rating of a recognized rating service;

          (b)     Such bank satisfies all requirements of the Investment Company
Act;

          (c)     Such  bank  maintains  a  trust  department;

          (d) Such bank maintains a securities department or owns a securities company;

          (e) Such bank has not failed to honor a Forward Commitment or any similar obligation at any time; and

          (f)     Such  bank  is  acceptable  to  the  Insurer.

     The Qualified Bank initially designated by the Trustees is Wells Fargo, whose address is 1300 Southwest 5th Avenue, Suite 1500, Portland, Oregon 97208, telephone (503) 886-3139. However, if an Insurer requires the Trust to use a different Qualified Bank, any such Qualified Bank must meet the qualifications for a Qualified Bank specified herein. The term Qualified Bank shall also include any registered broker dealer primary securities firm with self-clearing and Fed-wire capabilities, provided such firm has a Fitch rating of "A+" or better, and maintains Securities Investor Protection Corporation insurance coverage, or equivalent coverage.

     1.18. "Quarterly Income" means, for the applicable quarterly period, the total of:

          (a)     The  Standstill  Income  for  such  period;  and

          (b) All income generated from the investment transactions entered into by the Trustees during such period, as permitted herein.

     1.19. "Series" means a series of Shares established pursuant to Article IV hereof.

     1.20.     "Shareholder"  means  a  record  owner  of  Outstanding  Shares.

     1.21. "Shares" means the equal proportionate Shares of interest into which the beneficial interest of each Series is divided from time to time (including whole Shares and fractions of Shares).

     1.22. "Standstill Income" means all income generated though the investment of cash contained in the Fund Expense Account as provided in Section 4.8(c) hereof.

     1.23. The "Securities Act" means the Securities Act of 1933, as amended from time to time.

     1.24. The "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

     1.25. "Trust" means The People's Avenger Fund Business Trust, established hereby.

     1.26. "Trustees" means the persons who have signed this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II hereof, in all cases in their capacities as Trustees hereunder.

     1.27. "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or by the Trustees on behalf of the Trust or any Series.

                                   ARTICLE II
                                  THE TRUSTEES

     2.1.      Management  of  the Trust.  The business and affairs of the Trust
               -------------------------
shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

     2.2.      Initial  Trustees;  Election and Number of Trustees.  The initial
               ---------------------------------------------------
Trustees shall be the persons initially signing this Declaration of Trust. The number of Trustees (other than the initial Trustees) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least one Trustee. The Shareholders shall elect the Trustees (other than the initial Trustees) on such dates as the Trustees may fix from time to time.

     2.3.      Term  of  Office of Trustees.  Each Trustee shall hold office for
               ----------------------------
one year or until his successor is elected or the Trust terminates; except that:

          (a) Any Trustee may resign by delivering to the other Trustees or to any officer of the Trust a written resignation effective upon such delivery or a later date specified therein;

          (b) Any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal;

          (c) Any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and

          (d) Any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     2.4.      Vacancies;  Appointment  of  Trustees.  Whenever  a vacancy shall
               -------------------------------------
exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the Investment Company Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a Trustee, or an increase in the number of the Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to
Section  16(a)  of  the  Investment  Company  Act.

     2.5.      Temporary Vacancy or Absence.  Whenever a vacancy in the Board of
               ----------------------------
Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive.

     2.6.      Chairman.  The  Trustees shall appoint one of their numbers to be
               --------
Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be authorized to execute the policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

     2.7.      Action  by the Trustees.  The Trustees shall act by majority vote
               -----------------------
at a meeting duly called (including at a telephonic meeting, unless the Investment Company Act requires that a particular action be taken only at a meeting of the Trustees in person) at which a quorum is present or by written consent of a majority of the Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all Trustees meetings shall be given to each Trustee by telephone, facsimile, e-mail, or other electronic mechanism sent to his home or business address at least 24 hours in advance of the meeting or by written notice mailed to his home or business address at least 72 hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the Investment Company Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile, e-mail, or other similar electronic mechanism.

     2.8.      Ownership of Trust Property.  The Trust Property of the Trust and
               ---------------------------
of each Series shall be held separate and apart from any assets now or hereafter held in any capacity, other than as Trustee hereunder, by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No
Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV hereof, a proportionate undivided beneficial interest in the Trust or Series represented by the Shares.

     2.9.      Effect  of  Trustees  Not  Serving.  The  death,  resignation,
               ----------------------------------
retirement, removal, incapacity, or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

     2.10.     Trustees,  etc.  as Shareholders.  Subject to any restrictions in
               --------------------------------
the Bylaws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of the Shares to the same extent as any other Shareholder; the Trustees may issue and sell the Shares to and buy the Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

     2.11.     Compensation  of  the  Trustees.  The  Trustees  will  receive
               -------------------------------
compensation from the Trust equal to the difference between the actual liabilities, expenses and costs of the Trust and 0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in the Trust's operational account, the Fund Expense Account, and the Fund Investor Account. If the liabilities, expenses and costs of the Trust, other than the compensation due to the Trustees, exceed 0.5 percent per quarter, the Trustees shall receive no compensation for that quarter. Any compensation payable to the Trustees will be paid only out of the Fund Expense Account and only to the extent that the Trust has Quarterly Income. The Chairman of the Board of Trustees shall determine the distribution of the Trustees' compensation among the Trustees.

     Notwithstanding anything herein contained to the contrary, the Trustees will not be entitled to any compensation from the Trust until all investors who have paid insurance premiums with respect to their Investor Shares have been reimbursed for all such insurance premiums out of the Quarterly Income. Any expenses of the Trust related to any offering of the Shares to investors under the Securities Act will be paid out of any compensation which may be due to the Trustees. The Investor Shares will not be charged with any such expenses. In the event that any such expenses are incurred and there is insufficient Trustees' compensation or no Trustees' compensation then due from which such expenses can be paid, the Shareholders of the Founders Shares will pay any such expenses.

                                   ARTICLE III
                             POWERS OF THE TRUSTEES

     3.1.     Powers.  The  Trustees in all instances, and subject to all of the
              ------
provisions of this Declaration of Trust and the Bylaws, shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, except as may be otherwise provided herein, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust, and to dispose of the same. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein, the Investment Company Act, the Bylaws, or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

          (a) To make the investments of the Trust Property as permitted herein. Except as provided in Sections 4.8 and 4.9 hereof, the Trustees shall not make any other investments of the Trust Property.

          (b) To operate as and carry on the business of an unregistered investment company, and exercise all the powers necessary and proper to conduct such a business;

          (c) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

          (d) To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

          (e) To employ as custodian of any assets of the Trust, subject to any Insurer and any other provisions herein or in the Bylaws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such;

          (f) To retain one or more transfer agents and Shareholder servicing agents, or both;

          (g) To provide for the distribution of the Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, and, subject to applicable law, to adopt a distribution plan of any kind;

          (h) To set record dates in the manner provided for herein or in the Bylaws;

          (i) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter, in either general or specific terms;

          (j) To sell or exchange any or all of the Trust Property, subject to the terms of this Declaration of Trust;

          (k) To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and, if necessary, to execute and deliver powers of attorney delegating such power to other persons;

          (l) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (m)     To  hold  any  security  or  other  property:

               In a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or

               Either in the Trust's or the Trustees' own name or names or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies;

          (n) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, all in accordance with the provisions of Article IV hereof;

          (o) To the full extent permitted by the NRS, and subject to the provisions of this Declaration of Trust and the Bylaws, to allocate assets, liabilities and expenses of the Trust as provided herein;

          (p) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust;

          (q) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

          (r) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided;

          (s) To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholder upon giving notice to such Shareholder;

          (t) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened;

          (u) Subject to all of the terms of this Declaration of Trust and the Bylaws, to issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in the Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in the Shares; and, subject to Articles IV and V hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of the Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued;

          (v) To definitively interpret the investment objectives, policies and limitations of the Trust or any Series; and

          (w) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

     3.2.     Certain  Transactions.  The  Trustees  may  not buy any securities
              ---------------------
from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal. However, except as prohibited by applicable law, the Trustees may, on behalf of the Trust, have dealings with any firm of which any Trustee or officer of the Trust is a member and which acts as a principal investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                   ARTICLE IV
                                 SHARES; SERIES

     4.1.      Establishment  of  Series  of  the  Shares.  The  Shares shall be
               ------------------------------------------
divided into two Series, the Founders Shares and the Investor Shares. The number of Founders Shares shall be 100 and the number of Investor Shares shall be 100,000. Each Share shall have a par value of $0.001 per Share. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, to issue original or additional Shares at such times as they deem appropriate; and to issue fractional Shares and Shares held in the treasury. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     4.2.      Purchase  of  the  Shares.  The  Trustees shall issue each Share,
               -------------------------
regardless of the Series thereof, for a minimum purchase price of $5,000, which shall be valued as provided in Section 5.9 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) issue fractional Shares, and (b) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments, or any investment, in any Series at any time without any cause or reason therefore whatsoever.

     4.3.      Properties  of  the Shares, Records, etc.  Each Share of a Series
               ----------------------------------------
shall have identical voting, dividend, redemption, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Series shall be borne solely by such Series as provided in this Declaration of Trust, and a Series may have exclusive voting rights with respect to matters affecting only that Series. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each Shareholder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series.

     4.4.      Register  of  Shares;  Certificates.  The  Trust shall maintain a
               -----------------------------------
register containing the names and addresses of the Shareholders of each Series thereof, the number of Shares of each Series held by such Shareholders, and a record of all Share redemptions. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use.

     4.5.      Restrictions  on  Transfer  of  the  Shares.  Except  for  the
               -------------------------------------------
redemption rights described in Article V hereof, no Shareholder shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such Shareholder's Shares. Notwithstanding the foregoing, a Shareholder shall be entitled to pledge all or any potion of such Shareholder's Shares with the prior written consent of the Trustees, which may be withheld if such pledge would violate, in the Trustees' sole discretion, any provision of the Securities Act or any other applicable securities law or regulation.

     4.6.      Status  of  Shares;  Limitation  of  Shareholder  Liability.
               -----------------------------------------------------------

          (a) Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Declaration of Trust. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Declaration of Trust and to have become a party hereto.

          (b) No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to Shareholders of a private corporation for profit incorporated in the State of Nevada. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

     4.7.     Issuance  of  Series  of  the Shares. Except as otherwise provided
          ------------------------------------
in this Declaration of Trust, the following provisions shall govern the issuance of any Shares:

          (a) The Trustees shall maintain separate records for each Series of the Shares.

          (b) At all times, the total cash received by the Trust upon the purchase of each Series of the Shares, as well as all assets associated with each Series of the Shares, shall be held and accounted for separately from the cash received by the Trust upon the purchase of every other Series of the Shares, as well as all assets associated with each Series of the Shares, and the Trust shall maintain sufficient records thereof. No Shareholder of any Share shall have any claim on or right to any assets allocated or belonging to any other Share held by another Shareholder.

          (c) The assets of each Share shall be subject only to the rights of creditors of that particular Share, and all persons who have extended credit which has been allocated to a particular Share, or who have a claim or contract which has been allocated to any particular Share, shall look only to the assets of that particular Share for payment of such credit, claim or contract. The Trustees shall include a notice of such limited liability of each Series of the Shares in the Certificate of Trust. Any general liabilities, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Share shall be solely charged by the Trustees against the Quarterly Income of the Trust and then, to the extent such Quarterly Income is insufficient, to the assets of the Founders Shares and be payable by the Shareholders of the Founders Shares.

          (d) The Trust shall hold legal title to the Quarterly Income earned on the investments made pursuant to the terms of this Declaration of Trust, which shall be utilized for the payment of the expenses and costs of the Trust and distributed to the Shareholders in accordance with the provisions of this Declaration of Trust.

     4.8.      The  Founders  Shares.  The  following  provisions  describe  the
               ---------------------
additional  rights,  privileges  and  preferences  of  the  Founders  Shares:

          (a)     Receipt  of  the  Purchase Price of the Founders Shares.  Upon
                  -------------------------------------------------------
receipt of the purchase price of the Founders Shares, the Trustees, in their sole discretion, shall deposit the cash in the Trust's operational account or in the Fund Expense Account; provided however, to the extent any of such cash is deposited in the Fund Expense Account, the Trustees shall:

               Make appropriate notations in the accounting records of the Trust to designate such account as a Fund Expense Account; and

               Verify that the Qualified Bank has correctly identified such account as a Fund Expense Account.

          (b)     Permitted Investments with respect to the Founders Shares.  To
                  ---------------------------------------------------------
invest any cash contained in the Fund Expense Account in any of the Permitted Investments.

          (c)     General  Investment  with  respect to the Founders Shares.  To
                  ---------------------------------------------------------
the extent the cash in a Fund Expense Account is not invested in the Permitted Investments, the Trustees shall be entitled to instruct each Qualified Bank to invest such funds as follows:

               In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours (excluding weekends and U.S. bank holidays) for an amount equal to or greater than the amount paid for such obligations; or

               Provided the Trust shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

          (d)     Liabilities  and  Expenses  of  the  Trust.  None  of  the
                  ------------------------------------------
liabilities, expenses or costs of the Trust shall be chargeable against the Fund Investor Account or the Investor Shares. All such liabilities, expenses, or costs shall be payable out of the Fund Expense Account and Quarterly Income. All of the liabilities, expenses and costs of the Trust in excess of Quarterly Income shall be solely charged against the assets of the Founders Shares, and all contracts or arrangements entered into by the Trustees on behalf of the Trust shall include a notice thereof. All of such liabilities, expenses and costs include, but are not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of the Shares; certain insurance premiums (other than insurance purchased with respect to Investor Shares); applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents and Trust accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; Trust transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining their existence; costs of preparing and printing any offering documents of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to the Shareholders; expenses of meetings of the Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustees' meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust.

          (e)     Distribution  of  Assets  and Income.  The Shareholders of the
                  ------------------------------------
Founders  Shares  shall  be  entitled  to  receive  distributions as provided in
Article  V  hereof.

     4.9.      The  Investor  Shares.  The  following  provisions  describe  the
               ---------------------
additional  rights,  privileges  and  preferences  of  the  Investor  Shares:

          (a)     Subscriptions  and  Receipt  of  the  Purchase  Price  of  the
                  --------------------------------------------------------------
Investor  Shares.  Upon  receipt  of  the  subscription  agreement  of a desired
----------------
investor, the Trustees shall notify the investor of the Trust's acceptance of the investor's subscription and shall:

               Deposit the purchase price for such Investor Shares in the Fund Investor Account at the Qualified Bank (at which time the investor will be deemed a Shareholder of such Investor Shares for purposes of this Declaration of Trust); and

               Make appropriate notations in the accounting records of the Trust of the number of the Investor Shares purchased by an investor.

          (b)     Permitted Investments with respect to the Investor Shares.  To
                  ---------------------------------------------------------
invest any cash contained in the Fund Investor Account in any of the Permitted Investments.

          (c)     General  Investment  with  respect to the Investor Shares.  To
                  ---------------------------------------------------------
the extent the cash in a Fund Investor Account is not invested in the Permitted Investments, the Trustees shall be entitled to instruct each Qualified Bank to invest such funds as follows:

               In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours (excluding weekends and U.S. bank holidays) for an amount equal to or greater than the amount paid for such obligations; or

               Provided the Trust shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

          (d)     No  Liabilities Charged.  None of the liabilities, expenses or
                  -----------------------
costs of the Trust shall be chargeable against the Fund Investor Accounts or the Investor Shares, including, without limitation, any fees of the Trustees or any fees charged by any Qualified Bank, and all contracts or arrangements entered into by the Trustees on behalf of the Trust shall include a notice of the unavailability of the Fund Investor Account or the Investor Shares for satisfaction of any claims on such contracts or arrangements.

          (e)     Distribution  of  Income.  The  Shareholders  of  the Investor
                  ------------------------
Shares shall be entitled to receive distributions as provided in Article V hereof.

     4.10.     Insurance  Covering  Investor  Shares.  Upon  the  purchase  of
               -------------------------------------
Investor Shares, each investor will be given the option to be covered by an insurance policy issued by the Insurer, naming the investor as the insured, covering 100 percent of his principal investment in his Investor Shares. The policy will insure against any failure of the Trust to return all of the principal investment to the investor upon redemption of his Investor Shares. The insurance premium will be an amount equal to three percent per annum of the total invested by the investor, payable at the time of investment, at the rate of 0.75 percent each calendar quarter ending on March 31, June 30, September 30, or December 31 in any year. Therefore, at the time each Investor Share is purchased, each $5,000 invested will be subject to a charge of $37.50 per quarter. The Trust will debit the amount of the premium due for the insurance for the quarter in which an Investor Share is purchased from the portion of the Fund Investor Account applicable to the investor. If less than a quarter remains after the Investor Share is purchased, the amount of the insurance premium will be prorated for the time remaining in the quarter. Other aspects of the insurance are the following:

          (a) Any Fund Investor Account must be at a Qualified Bank acceptable to the Insurer. As of the date of this Declaration of Trust, the Qualified Bank is expected to be Wells Fargo Bank in Portland, Oregon. In the event that another bank is selected, it must meet the definition of a Qualified Bank.

          (b) Subject to the Initial 90-day Period, any investor may have his Investor Shares redeemed at the end of any quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent of his total investment at that time for the quarter in which redemption occurs.

          (c) At any time when the principal amount of the Investor Shares is increased or decreased, as the case may be, the amount of the insurance with respect to the applicable Investor Shares will concurrently be increased or decreased, as appropriate.

          (d) If desired, the Trust may change the insurance company to act as the Insured. In such event, any newly selected insurance company must meet the definition of the Insured in this Declaration of Trust.

          (e) Notwithstanding anything herein contained to the contrary, an investor may select any other insurance company to write the insurance covering his Investor Shares, other than the insurance company recommended by the Trust. In such event, any such other insurance company must meet all of the qualifications of the Insured hereunder.

     4.11.     The  Insurance  Policy.  If requested, the Insurer will issue a
               ----------------------
policy insuring  Investor  Shares  containing  the  following  provisions:

          (a) A copy of the policy will be delivered by the Insurer to each Insured Shareholder.

          (b) Under the policy, the Insurer unconditionally and irrevocably agrees to pay for disbursement to the Insured Shareholder that portion of the Net Asset Value per Share which is then due for redemption and which the Trust shall have failed to provide.

          (c) Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from an Insured Shareholder or the paying agent to the Insurer that the required payment of the Net Asset Value per Share has not been made by the Trust to the Insured Shareholder, on the due date of such payment or within 30 business days after receipt of notice of such nonpayment, whichever is later, the Insurer will make a deposit of funds in an account with Wells Fargo, Portland, Oregon, or it's successor, as its agent (the "Fiscal Agent") sufficient to makeup for the deficiency of the amount then due to the Insured Shareholder. Upon presentation to the Fiscal Agent of evidence satisfactory to it of the right of the Insured Shareholder to receive such payment and any appropriate instruments of assignment required to vest all of the Insured Shareholder's right to such payment in the Investor Shares, the Fiscal Agent will immediately disburse such amount to the Insured Shareholder.

          (d) As long as all premiums on the insurance policy are paid when they are due, the policy is non-cancelable for any reason.

                                    ARTICLE V
                    DISTRIBUTIONS, REDEMPTIONS, AND EXPENSES

     5.1.      Calculation  of Quarterly Income and Payment of Expenses.  Within
               --------------------------------------------------------
three business days before the end of each calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, the Trustees shall calculate the Quarterly Income. Prior to making any disbursements to the Shareholders, the Trustees shall utilize the Quarterly Income to pay all costs and expenses of Trust, including any fees payable to the Qualified Bank(s) and the compensation payable to the Trustees. The liabilities, expenses and costs of Trust, including the compensation due to the Trustees, will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in the operational account, the Fund Expense Account, and the Fund Investor Account of the Trust. To the extent such liabilities, expenses and costs of the Trust exceed 0.5 percent per quarter, including the compensation due to the Trustees, any such excess shall be solely charged against the assets of the Founders Shares and be payable by the Shareholders of the Founders Shares.

     None of the liabilities, expenses or costs of the Trust shall be chargeable against the Fund Investor Account.

     The only permitted charges against the Fund Investor Account are the insurance premiums for the insurance covering the Investor Shares of an Insured Shareholder. Any such insurance premiums will be charged to the account of a Shareholder of the Investor Shares specifically requesting insurance coverage. However if any investor desires to procure his own insurance, the Trust will not charge any premium payments to his account.

     5.2.      Distributions  to  the  Shareholders  of  the  Investor  Shares.
               ---------------------------------------------------------------
Following payment of the expenses as provided in Section 5.1, the Trustees shall, out of the remaining Quarterly Income, distribute the quarterly Investor Returns to each Shareholder who has owned Investor Shares for at least 45 days. If desired, any Shareholder of five or more Investor Shares may utilize the Investor Returns paid to such Shareholder to purchase additional Investor Shares. To the extent a Shareholder desires to do so and the Investor Returns paid to such Shareholder are not equally divisible by $5,000, the Trustees will, upon request, may purchase fractional Shares for such Shareholder, or retain the uneven amount of such Shareholder's Investor Returns in the Fund Investor Account.

     5.3.      Distributions to the Shareholders of the Founders Shares.  To the
               --------------------------------------------------------
extent  any  Quarterly Income remains after the payment of the items required in
Section 5.1 and Section 5.2 hereof, the Trustees shall be entitled to distribute such amount, pro rata, to the Shareholders of the Founders Shares.

     5.4.      Additional  Distributions  to  the  Shareholders  of the Investor
               -----------------------------------------------------------------
Shares.   In  its  sole  discretion,  the  Trustees  shall  be  permitted, after
------
obtaining the written approval of a majority of the Shareholders of the Founders Shares, to make additional distributions to the Shareholders of the Investor Shares which are not otherwise prohibited by the provisions hereof. Any such additional distributions shall be made to the Shareholders of the Investor Shares based on their respective ownership of the total number of Investor Shares outstanding.

     5.5.      Redemptions.  Each  Shareholder of Investor Shares shall have the
               -----------
right at such times as may be permitted hereunder to require the Trust to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share, less any applicable charges, determined after receipt by the Trustees of a request for redemption in proper form. The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price shall be in cash. Upon redemption, Shares may be reissued from time to time.

     5.6.      Redemption  of  the  Founders  Shares.  Provided  there  are  no
               -------------------------------------
outstanding Investor Shares, each Shareholder of the Founders Shares shall be entitled, upon 30 days' notice before the end of any calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, to have the Trust redeem all of his Founders Shares by transmitting a written request to the Trustees notifying the Trustees of the Shareholder's desire for redemption pursuant to this Section 5.6. The notice of redemption must include the Shareholder's original Founders Share Certificate(s). On or before the expiration of such 30-day period, the Trustees shall:

          (a) Determine the Net Asset Value per Share of the Founders Shares to be redeemed as of the date of receipt of the Shareholder's redemption request; and

          (b) Forward such amount, in cash or other available assets, to the redeeming Shareholder pursuant to the instructions provided by such Shareholder in the redemption notice.

     5.7.      Redemption  of  the  Investor Shares.  Investor Shares may not be
               ------------------------------------
redeemed by a Shareholder for a period of 90 days following the purchase thereof (such period being the "Initial 90-day Period"). Following the expiration of the Initial 90-day Period, each Shareholder of an Investor Share shall be entitled, upon 30 days' advance written notice to the Trustees before the end of any calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, to have the Trust redeem all or any portion of such Shareholder's Investor Shares. Notwithstanding the foregoing, a Shareholder may not be entitled to have the Trust redeem less than all of such Shareholder's Investor Shares if, following such redemption, the Shareholder would own less than five Investor Shares. The Shareholder's notice of request for redemption shall be delivered to the Trustees by certified mail, return receipt requested, indicate the number of Investor Shares requested to be redeemed, and be signed by the Shareholder exactly as the Investor Shares are registered in the Trust's register (e.g., a trustee or custodian must sign as such). The notice of request for redemption must also include the Shareholder's original Investor Share Certificate(s). On or before the expiration of the 30-day period with respect to written notice, the Trustees shall:

          (a) Determine the Net Asset Value per Share of the Investor Shares to be redeemed;

          (b) Calculate the total amount due to the Shareholder by multiplying the number of Investor Shares being redeemed by the Net Asset Value per Share; and

          (c) Forward the total amount due to the Shareholder in cash, pursuant to the instructions provided by such Shareholder in the redemption notice.

     5.8.      Requested  Redemption by the Trust.  In addition to the rights of
               ----------------------------------
each Shareholder to request the redemption of such Shareholder's Investor Shares, the Trust shall be entitled, in its sole discretion, to redeem all of the Investor Shares owned by any Shareholder at any time after the expiration of the Initial 90-day Period, in the event the Trustees determine that any such redemption is in the best interests of the Trust, including, but not limited to, the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. Should the Trust elect to redeem any Investor Shares, the Trustees shall provide written notice to the applicable Shareholder, by certified mail, return receipt requested, and within 30 days of the Shareholder's receipt of such notice, the Trustees shall forward the total amount due to the Shareholder as a result of the Trust's redemption of all of such Shareholder's Investor Shares, as calculated in accordance with Article V of this Declaration of Trust. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust.

     5.9.      Determination  of  Net Asset Value per Share.  The Trustees shall
               --------------------------------------------
cause the Net Asset Value per Share of each Series to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more of the Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value per Share shall be determined separately for each Series at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     5.10.     Suspension  of  Right  of  Redemption.  Notwithstanding  anything
               -------------------------------------
herein contained to the contrary, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require the redemption of Shares during any period of time when and to the extent permissible under the Investment Company Act. If, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter, the Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

                                   ARTICLE VI
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     6.1.     Voting  Powers.  The  Shareholders  shall  have power to vote only
              --------------
with  respect  to:

          (a) The election of Trustees as provided in Section 6.2 of this Article;

          (b)     The removal of Trustees as provided in Section 2.3 (d) hereof;

          (c) Any change in the investment policies from that provided in Sections 4.8 and 4.9 hereof;

          (d)     Any  investment advisory or management contract as provided in
Section  7.1  hereof;

          (e) Any termination of the Trust as provided in Section 9.4 hereof;

          (f) The amendment of this Declaration of Trust to the extent and as provided in Section 9.8 hereof; and

          (g) Such additional matters relating to the Trust as may be required or authorized by law, this Declaration of Trust, or the Bylaws, or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the Investment Company Act, Shares shall be voted in the aggregate and not by individual Series, and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. The Bylaws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration of Trust or the Bylaws.

     6.2.     Meetings  of  Shareholders.  Annual  meetings  of the Shareholders
              --------------------------
shall be held to elect Trustees at such time and place as the Trustees designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least 10 percent of the Outstanding Shares of such Series entitled to vote. Shareholders shall be entitled to at least 15 days' notice of any meeting, given as determined by the Trustees.

     6.3.     Quorum;  Required  Vote.  A  majority of the Outstanding Shares of
              -----------------------
each Series, or a majority of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments.

     Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Declaration of Trust or the Bylaws, a Majority of the Outstanding Shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust (or, if required by law, a Majority Shareholder Vote of the entire Trust) and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Declaration of Trust or applicable law permits or requires that Shares be voted on any matter by individual Series, then a majority of the Outstanding Shares of that Series (or, if required by law, a Majority Shareholder Vote of that Series) voted in person or by proxy voted on the matter shall decide that matter insofar as that Series is concerned. Shareholders may act as to the Trust or any Series by the written consent of a majority (or such greater amount as may be required by applicable law, this Declaration of Trust, or the Bylaws) of the Outstanding Shares of the Trust or of such Series, as the case may be.

                                   ARTICLE VII
                        CONTRACTS WITH SERVICE PROVIDERS

     7.1.     Investment  Adviser.  Subject  to a Majority Shareholder Vote, the
              -------------------
Trustees may enter into one or more investment advisory contracts on behalf of the Trust, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of the Trust Property as permitted herein on behalf of the Trustees or may authorize any officer or agent of the Trust to affect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers.

     7.2.     Principal  Underwriter.  The  Trustees may enter into contracts on
              ----------------------
behalf of the Trust, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to the Shares of any Series and enter into any related agreements, whereby the Trust finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of the Investment Company Act, and other applicable rules and regulations.

     7.3.     Transfer  Agency,  Shareholder  Services,  and  Administration
              --------------------------------------------------------------
Agreements.  The  Trustees,  on  behalf  of  the  Trust, may enter into transfer
----------
agency agreements, Shareholder service agreements, and administration and management agreements with any party or parties on terms and conditions acceptable to the Trustees.

     7.4.     Custodian.  The Trustees shall at all times place and maintain the
              ---------
securities and similar investments of the Trust in custody with a Qualified Bank meeting the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. The Trustees, on behalf of the Trust, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, to:

          (a) Hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing,

          (b) Receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere,

          (c)     Disburse  such  funds  upon  orders  or  vouchers,  and

          (d)     Employ  one  or  more  sub-custodians.

     7.5.      Parties  to  Contracts  with Service Providers.  The Trustees may
               ----------------------------------------------
enter into any contract with any entity, although one more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with this Declaration of Trust or the Bylaws.

     Any contract referred to in Sections 7.1 and 7.2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the Investment Company Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in
Section 7.1 of this Article shall be effective unless assented to as required by
Section  15  of the Investment Company Act, and the rules and orders thereunder.

                                  ARTICLE VIII
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     8.1.     Limitation  of  Liability.  All persons contracting with or having
              -------------------------
any claim against the Trust or a particular Series shall look only to the Quarterly Income or the Founders Shares, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration of Trust or in the NRS shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     8.2.     Indemnification.
              ---------------

          (a) Subject to the exceptions and limitations contained in subparagraph (b) below:

               Every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (the "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided, however, that the Trust shall not be obligated to indemnify any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract; and

               As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b)     No  indemnification  shall  be provided hereunder to a Covered
Person:

               Who shall have been adjudicated by a court or body before which the proceeding was brought:

                    (A) To be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

                    (B) Not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

               In the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A)     By the court or other body approving the settlement;

                    (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or

                    (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 8.2(a) of this Article shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 8.2; provided, however, that either:

               Such Covered Person shall have provided appropriate security for such undertaking;

               The Trust is insured against losses arising out of any such advance payments; or

               Either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section 8.2; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

          (e) Any repeal or modification of this Article VIII by the Shareholders of the Trust, or adoption or modification of any other provision of the Declaration of Trust or Bylaws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or adversely affect any indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     8.3.     Indemnification  of  Shareholders.  If  any  Shareholder or former
              ---------------------------------
Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Founders Shares to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the Founders Shares, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Founders Shares and satisfy any judgment thereon from the assets of the Founders Shares.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1.      Trust  Not  a  Partnership.  This  Declaration of Trust creates a
               --------------------------
trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder to any obligation to which such person has not consented.

     9.2.      Trustee  Action;  Expert Advice; No Bond or Surety.  The exercise
               --------------------------------------------------
by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article VIII, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of
Article VIII, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

     9.3.      Record  Dates.  The  Trustees  may fix in advance a date up to 90
               -------------
days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of any other rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

     9.4.      Termination  of  the  Trust.
               ----------------------------

          (a) This Trust shall have perpetual existence. Subject to a Majority Shareholder Vote of the Trust or of each Series to be affected, the Trustees may:

               Sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series or to another entity which is a closed-end management investment company as defined in the Investment Company Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series thereof; or

               At any time sell and convert into money all or substantially all of the assets of the Trust or any affected Series.

Upon making reasonable provision for the payment of all known liabilities of the Trust or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or any affected Series; however, the payment to any particular Series of such Series may be reduced by any fees, expenses or charges allocated to that Series, as may be expressly permitted hereunder.

          (b) The Trustees may take any of the actions specified in Section 9.4(a) above without obtaining a Majority Shareholder Vote of the Trust or any Series if a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series.

          (c) Upon completion of the distribution of the remaining proceeds or assets pursuant to Section 9.4(a), the Trust or affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the NRS, which certificate of cancellation may be signed by any one Trustee.

     9.5.      Reorganization.  Notwithstanding anything herein contained to the
               --------------
contrary, to change the Trust's form of organization the Trustees may, with Majority Shareholder Vote:

          (a) Cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another closed-end management investment company under the Investment Company Act, or a series thereof, that will succeed to or assume the Trust's registration under the Investment Company Act, if the Trust is then registered under the Investment Company Act; or

          (b) Cause the Trust to incorporate under the laws of Nevada. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees, upon obtaining Majority Shareholder Vote, and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     Pursuant to and in accordance with the provisions of the NRS, an agreement of merger or consolidation approved by the Trustees in accordance with this
Section 9.5 may effect any amendment to the Declaration of Trust or effect the adoption of a new Declaration of Trust of the Trust if it is the surviving or resulting Trust in the merger or consolidation.

     9.6.      Declaration of Trust.  The original or a copy of this Declaration
               ---------------------
of Trust and of each amendment hereto or Declaration of Trust supplement shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

     9.7.      Applicable  Law.  This Declaration of Trust and the Trust created
               ---------------
hereunder are governed by and construed and administered according to the NRS and the applicable laws of the State of Nevada; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust:

          (a)     Any  provisions of the laws (statutory or common) of the State
of  Nevada          (other than the NRS) pertaining to trusts which relate to or regulate:

               The filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges;

               Affirmative requirements to post bonds for trustees, officers, agents or employees of a trust;

               The necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property;

               Fees or other sums payable to trustees, officers, agents or employees of a trust;

               The allocation of receipts and expenditures to income or principal;

               Restrictions or limitations on the permissible nature, amount or concentration of Trust investments or requirements relating to the titling, storage or other manner of holding of Trust assets; or

               The establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust. The Trust shall be of the type commonly called a business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Nevada law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the NRS, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     9.8.      Amendments.  All  rights  granted  to  Shareholders hereunder are
               ----------
granted subject to a right to amend this Declaration of Trust, except as otherwise provided herein. The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust; provided, that Shareholders shall have the right to vote on any amendment:

          (a) Which would affect the voting rights of Shareholders granted in Section 6.1 hereof;

          (b)     To  this  Section  9.8;

          (c) Required to be approved by Shareholders by law or by any registration statement(s) filed by the Trust with the Commission; and

          (d) Submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, any amendment to Article VIII hereof which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence, shall each require the affirmative vote of the Shareholders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon

     9.9.      Fiscal  Year.  The  fiscal  year  of  the  Trust  shall  end on a
               ------------
specified date as set forth in the Bylaws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

     9.10.     Severability.  The  provisions  of  this Declaration of Trust and
               ------------
the Bylaws are severable. If the Trustees determine, with the advice of counsel, that any provision of this Declaration of Trust or the Bylaws conflicts with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust or the Bylaws, as the case may be; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or the Bylaws, as the case may be, or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust or the Bylaws, as the case may be, shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach to such provision only in such jurisdiction and shall not affect any other provision of this Declaration of Trust or the Bylaws, as the case may be.

     IN WITNESS WHEREOF, the undersigned, being the initial Trustees, has executed this Declaration of Trust as of the date first above written.


                                         /s/  Gary  L.  Lancaster
                                        -----------------------------------
                                        GARY  L.  LANCASTER

                                         /s/  Warren  E.  Marsh
                                        -----------------------------------
                                        WARREN  E.  MARSH

                                         /s/  Guy  C.  Stephenson
                                        -----------------------------------
                                        GUY  C.  STEPHENSON

                                         /s/  John  Lenz
                                        -----------------------------------
                                        JOHN  LENZ

                                         /s/  Lynn  Hollister
                                        -----------------------------------
                                        LYNN  HOLLISTER


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